UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2006

Chad L. Norton
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Julie Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the registrant)

ITEM 1 - Reports to Stockholders
[logo - American Funds®]

The right choice for the long term®

SMALLCAP World Fund

Our constellation of small-cap stocks:
Finding the brightest stars

[photo of a globe sitting on a table]

Annual report for the year ended September 30, 2006

SMALLCAP World Fund® seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 30 American Funds. The organization ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	3
Our constellation of small-cap stocks:
Finding the brightest stars	4
Summary investment portfolio	10
Financial statements	17
Board of directors and officers	32
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Results at a glance

Average annual total returns for periods ended September 30, 2006 (with all distributions reinvested)
	1 year	5 years	10 years	Lifetime*

SMALLCAP World Fund	+15.3%	+16.9%	+8.9%	+11.2%
S&P/Citigroup Global/World Indexes	+14.6	+20.0	+9.8	+10.0
Lipper Global Small-Cap Funds Average	+12.3	+15.2	+9.1	+11.3

*Since April 30, 1990.

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Returns for the S&P/Citigroup Global/World Indexes reflect a combination of two S&P/Citigroup Global indexes and two S&P/Citigroup World indexes that corresponds to the market capitalization ranges used by the fund during comparable periods. The S&P/Citigroup Global indexes, which track more than 8,000 publicly traded stocks around the world with market capitalizations less than $3 billion and less than $2 billion, were used from May 2006 to the present and May 2004 to April 2006, respectively. This index better reflects the fund’s investments in developing countries during this period. The S&P/Citigroup World indexes, which only include stocks in developed countries and reflect market capitalizations less than $1.5 billion and less than $1.2 billion, were used from 2000 to April 2004 and from 1990 to 1999, respectively.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 to 25 for details.

Please see page 3 for Class A share results with relevant sales charges deducted. Other share class results and important information can be found on page 27.

Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund’s prospectus. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies.

Fellow shareholders:

[photo of a globe]

SMALLCAP World Fund recorded a healthy gain of 15.3% for its fiscal year ended September 30, 2006, exceeding its small-cap benchmarks as well as the unmanaged Standard & Poor’s 500 Composite Index, a measure of some of the largest U.S. companies. SMALLCAP’s result includes dividends of $0.41 per share and a capital gain of $0.68 per share paid in December 2005.

Funds in SMALLCAP’s peer group, as measured by the Lipper Global Small-Cap Funds Average, rose 12.3% in the same period, while the S&P/Citigroup Global Index gained 14.6%. This index tracks more than 8,000 publicly traded small-cap companies. The S&P 500 rose 10.8% in the same period.

During SMALLCAP’s fiscal year, equity markets around the globe continued to strengthen despite a sharp correction in May and June. Fears of rising interest rates, geopolitical risks and higher energy costs shook the market several times during the year, but investors appeared optimistic at the end of the period.

Global focus

We are pleased to report such a solid year. However, we caution that the seven-year market dominance of small-cap stocks over large-cap stocks in the United States could be nearing an inflection point. Small-cap stocks maintained their lead over large-cap stocks during the first half of the fund’s fiscal year; however, toward the end of the period, large-company stocks gained strength. The Russell 2000 Index, a proxy for small-company stocks, declined 4.6% in the second half of the fiscal year, and the S&P 500, a proxy for large-cap stocks, rose 4.1%. The valuation gap between the two asset classes is narrowing, and we think future returns from small caps could be more closely aligned with the total returns available in global equity markets as a whole.

That said, shifts in market sentiment do not alter the fund’s traditional strength: individual stock-picking. Our global team of analysts is well suited to this task, and we have faith that our painstaking, intensive research process will continue to uncover many potentially rewarding small-company stocks around the world. We look for small companies with bright futures, strong management and good potential for rewarding shareholders. Our investment professionals, who together speak dozens of languages and come from 34 countries, are on the ground investigating these opportunities.

SMALLCAP’s assets indeed have become more global. As of September 30, 2006, it had 51.6% of its assets invested outside the United States, compared to 32.5% in non-U.S. assets five years ago. Our focus on long-term investing is evident: of the stocks held throughout the entire 12-month period, 63% rose in value, 36% fell and 1% did not change.

[Begin Sidebar]
Where are SMALLCAP’s holdings located?

[begin pie chart]
As of September 30, 2006	Percent of net assets

United States	38.9%
Asia & Pacific Basin	29.4
Europe	14.0
Other (including Canada & Latin America)	8.2
Short-term securities & other assets less liabilities	9.5
[end pie chart]

[begin pie chart]
As of September 30, 2005	Percent of net assets

United States	43.0%
Asia & Pacific Basin	29.7
Europe	12.3
Other (including Canada & Latin America)	6.5
Short-term securities & other assets less liabilities	8.5
[end pie chart]
[End Sidebar]

[Begin Sidebar]
Largest equity holdings	Percent of net assets

OPTI Canada	0.9%
Daegu Bank	0.9
Kingboard Chemical Holdings	0.9
Quicksilver Resources	0.9
Pusan Bank	0.8
Beckman Coulter	0.7
Michaels Stores	0.7
Samsung Engineering	0.7
Corrections Corporation of America	0.7
Medicis Pharmaceutical	0.6
[End Sidebar]

[Begin Sidebar]
SMALLCAP World Fund scours the globe for dynamic companies with strong financials and exceptional leaders.
[End Sidebar]

What helped the fund

One of SMALLCAP’s largest holdings is Samsung Engineering, which constructs petrochemical and oil-refining plants and has projects in China, India, Indonesia, Iran, Korea, Thailand, Taiwan and Vietnam. This stock helped the fund with its return of 126.6% for the period. Another of the fund’s large holdings is Kingboard Chemical Holdings, a Hong Kong-based manufacturer of laminates and printed circuit boards, which returned 46.1% in the period.

The fund had a large slice of its assets, 5.6%, invested in commercial-banking companies around the world. Many of these companies reported healthy increases, including our second-largest holding, Daegu Bank, up 37.4%, and our fifth-largest holding, Pusan Bank, up 13.5%; both of these banks are based in Korea. Also in this group are India-based HDFC Bank, up 29.0%, and National Bank of Pakistan, up 105.9%.

What hurt the fund

The oil and gas and consumable-fuels sector had difficulties toward the end of the fiscal year as oil prices decreased. Accounting for 5.1% of the portfolio, the industry held back the fund’s return. Oil-sands developer OPTI Canada — the fund’s largest holding— was down 6.0%, and U.S.-based natural-gas company Quicksilver Resources (the fourth-largest holding) lost 33.3%.

Several of our holdings were buffeted to different degrees by the shift toward large-cap stocks and other market fluctuations during the period. However, we have strong conviction in the fundamentals of our stock selections, and we viewed the dips as opportunities to add to positions in solid companies, which now have significantly more compelling valuations. In addition, we were able to add about 90 new stocks to the portfolio; we ended the fiscal year with 580 holdings, up from 490 at the end of fiscal 2005.

Looking ahead

SMALLCAP’s assets totaled $18.5 billion as of the fiscal year’s end, up from $14.7 billion a year ago, making it one of the largest small-cap funds in the world. However, we continue to find many interesting companies for the fund. For insight into a few of these companies, we invite you to read “Our constellation of small-cap stocks: Finding the brightest stars,” starting on page 4.

We are now building our fund’s foundation for the future, hiring more investment professionals and adding resources. We believe it is the strength of our people and the depth of their research that has allowed the fund to have good results, regardless of the general directions of markets. We caution, however, that the small-cap asset class has historically been a volatile one, as illustrated in the chart on page 3.

SMALLCAP World Fund has attracted more than 300,000 new shareholders during the past fiscal year, bringing the number of accounts under management to more than 1.5 million. We welcome all new shareholders and look forward to serving all our shareholders for many years to come. We thank you for your continued support.

Cordially,

/s/ Gordon Crawford
Gordon Crawford
Vice Chairman and
Principal Executive Officer

/s/ Gregory W. Wendt

Gregory W. Wendt
President
November 6, 2006

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2006, the end of the fund’s latest fiscal year.

As you can see, the $10,000 would have grown to $53,477 even after deducting the maximum 5.75% sales charge. This is significantly more than the $48,175 generated by the unmanaged S&P/Citigroup Global/World Indexes, which reflect a combination of two S&P/Citigroup Global indexes and two S&P/Citigroup World indexes that corresponds to the market capitalization ranges used by the fund during comparable periods. The S&P/Citigroup Global indexes, which track more than 8,000 publicly traded stocks around the world with market capitalizations less than $3 billion and less than $2 billion, were used from May 2006 to the present and May 2004 to April 2006, respectively. This index better reflects the fund’s investments in developing countries during this period. The S&P/Citigroup World indexes, which only include stocks in developed countries and reflect market capitalizations less than $1.5 billion and less than $1.2 billion, were used from 2000 to April 2004 and from 1990 to 1999, respectively. These are virtually the same parameters we have used when selecting stocks for the fund’s portfolio.

Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

Year ended Sept. 30	SMALLCAP World Fund	S&P/Citigroup Global/World Indexes[2,3]	Consumer Price Index[4]

1990	$8,288	$8,918	$10,295
1991	$11,307	$11,210	$10,644
1992	$11,640	$10,999	$10,962
1993	$15,418	$14,341	$11,257
1994	$16,744	$15,396	$11,590
1995	$19,856	$16,896	$11,885
1996	$22,877	$18,911	$12,242
1997	$28,689	$21,459	$12,506
1998	$22,749	$17,204	$12,692
1999	$32,172	$21,980	$13,026
2000	$44,532	$24,845	$13,476
2001	$24,516	$19,352	$13,832
2002	$23,121	$18,799	$14,042
2003	$30,626	$26,252	$14,368
2004	$36,736	$32,669	$14,732
2005	$46,392	$42,041	$15,423
2006	$53,477	$48,175	$15,741

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 These indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.
3 High and low points between fiscal year-ends based on daily index values. For shareholder reports prior to 2005, only month-end values were available.
4 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
5 For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2006)*

	1 year	5 years	10 years

Class A shares	+8.65%	+15.50%	+8.22%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 to 25 for details.

[photo of a meadow - hills in the background - stars in the sky]

Our constellation of small-cap stocks:
Finding the brightest stars

In the world of small companies, opportunities often emerge quickly and in unexpected places. This keeps the investment professionals of SMALLCAP World Fund ever alert, searching for small-cap companies with bright futures. They look for value in unusual places and build the portfolio one company at a time, with distinctive reasons for choosing each of the fund’s 580 holdings. In the sidebars on the following pages, we’ll take a closer look at just a few of those companies.

Thorough research

The key for SMALLCAP World Fund, and for all of the American Funds, is selectivity at the company level. Small-capitalization stocks have had very strong results in the United States for the past several years, and some say they may be due for a short-term correction. However, our style of investing always has been to keenly focus on the underlying businesses, not on stock market trends. Rather than limiting our focus on regions or industries that seem to offer potential, we look for individual companies whose stocks show possible long-term value. The result of all these individual decisions is a portfolio that includes a very diverse group of nearly 600 securities representing 63 industries located in 41 countries. (See page 10 for a summary of our principal holdings.)

This wide variety across industries and geographic regions is indicative of the depth of research conducted by the fund’s investment professionals. How the investment professionals work to find these companies is noteworthy. “It’s the research behind the portfolio that really captures what we do well,” says Greg Wendt, president of the fund as well as one of its analysts. “More than the companies we pick, it’s how we pick them … how we find these companies, how we follow them.”

Underlying the selective strategy is intensive research. Decisions on investments — which companies to buy and when, which companies to sell and when — benefit from deep fundamental research. SMALLCAP portfolio counselors have the ability to call on research conducted by dozens of investment professionals around the world, people who live and work in the regions they research. These analysts are experts in their fields; many have decades of experience following companies both small and large in their industries.

[Begin Sidebar]
Apollo Hospitals Enterprise Ltd.

[photo of a hand on a stethoscope - stethoscope on a person's chest]

With 38 hospitals in India, several nursing colleges and hospital management schools, and a large chain of pharmacies, Apollo Hospitals is Asia’s largest healthcare group. “Apollo not only caters to wealthy and middle-income Indians, but it has an international business, with people from the United States, Britain and Australia traveling to India for procedures because the quality is high and the cost is low,” portfolio counselor Gordon Crawford says. Most of Apollo’s hospitals offer a range of services, including cardiology, oncology, nephrology, radiology and plastic surgery. The retail pharmacy business is the largest in India, with more than 200 outlets. Intellectual and emotional capital are core values for Apollo, its management reports. It incorporates a multidimensional “wellness ideology,” mixing state-of-the-art Western medicine with ancient healing methods such as yoga and acupuncture. Along with its goal of warm patient caregiving is its practice of top-notch hard science. For example, this year, Apollo joined with Johns Hopkins Medicine International to undertake a collaborative study on cardiovascular diseases.
[End Sidebar]

[Begin Sidebar]
The Knot, Inc.

[photo of chairs decorated with flowers - lined up on grass for a wedding]

The Knot, an online wedding content company, has been helping couples arrange the details of their nuptials for 10 years. Recently, it bought weddingchannel.com, doubling its market share in terms of site traffic and adding 1.6 million unique registered visitors. Although the company will keep its own brand, theknot.com, separate from weddingchannel.com, it hopes to save money through reduced operating expenses. Both sites offer articles, wedding-related shopping, an online wedding gift registry and a community of like-minded brides. The company publishes The KNOT Weddings magazine and other publications on wedding-related topics. It also owns a referral-based online dating services business called GreatBoyfriends.com. Expanding its toehold past the $74 billion wedding industry, the U.S.-based company recently launched The Nest magazine and a companion website for newlyweds, and it purchased the parenting resource the lilaguides.
[End Sidebar]

[Begin Sidebar]
Pantaloon Retail Ltd

[photo of shirts on hangers hanging on a rod]

The India-based clothing manufacturer and retailer Pantaloon is introducing India to the concept of megastores. It operates 16 Pantaloon-brand stores, 21 hypermarkets, 33 Food Bazaars and several other stores. “This is a small aggressive company bringing big-box retailing to a country that has grown up on mom-and-pop stores,” Gordon says. Pantaloon Retail opened its first “depot showroom” this year, selling books, music and gifts. Pantaloon recently hired Bollywood actors Bipasha Basu and Zayed Khan to provide a fresh message in promoting its retail brand, highlighting its up-to-date clothing lines that are refreshed every several weeks, not the usual twice a year.
[End Sidebar]

[Begin Sidebar]
Myogen

[photo of lab vials filled with liquid]

A U.S.-based biopharmaceutical company, Myogen is developing two drugs to treat cardiovascular disorders: ambrisentan for treating patients with pulmonary arterial hypertension and darusentan for patients with resistant hypertension. Just after the end of the fund’s fiscal year, drug maker Gilead Sciences announced plans to buy Myogen. Myogen’s drugs showed positive results in clinical trials. Indicative of ambrisentan’s strong potential, pharmaceutical giant GlaxoSmithKline has licensed the drug from Myogen to market in all territories outside of the United States, where Myogen retains exclusive rights. In exchange, Myogen has the rights to market Glaxo’s Flolan, for pulmonary arterial hypertension, in the United States. The once-daily ambrisentan treats the condition as well as an existing drug, the clinical trials showed, but it demonstrated less liver toxicity and fewer drug interactions. “So we think it looks like an easier, safer drug to take,” says SMALLCAP investment analyst Rick Beleson, who has researched the life sciences industry for more than two decades.
[End Sidebar]

The investment analysts scour the world for dynamic small companies with strong financials and exceptional leaders. They travel extensively to meet in person with company management, as well as scrutinize a company’s income statements, its cash flow and balance sheets. These analysts typically dig even deeper, exploring what customers and clients have to say about company managements and their products. This extensive study helps to uncover what we believe are the most promising smaller companies, whether in the United States or anywhere else.

“We have dedicated a large amount of resources to finding good small-cap companies,” says Brady L. Enright, a portfolio counselor for the fund. “We have about 25 analysts based around the world dedicated solely to finding great small-company ideas, as well as a large number of industry-specific analysts who are working on the fund.” The fund’s investment adviser, Capital Research and Management Company, is increasing the strength of both the core group of small-cap analysts, called the Small Company Research Team, as well as adding to the more than 50 industry analysts who contribute research and ideas about small companies in their fields of expertise.

A global effort

SMALLCAP is one of the few small-cap mutual funds that invests globally. Since it began on April 30, 1990, SMALLCAP has often invested a substantial portion of its assets in the United States because of the large number of small-cap opportunities. But as the world economy changes, the fund has the ability to change as well. Portfolio counselors can increase their investment in non-U.S. companies as they see fit, depending on the current situation.

The portfolio counselors in recent years found greater opportunities internationally. This shift can be seen in the percentage of the fund’s assets invested in non-U.S. companies: It was 51.6% as of September 30, 2006 — compared with 32.5% five years ago. This focus on global regions was rewarded, as small-cap stocks in non-U.S. markets have outperformed small-caps in the United States in recent years.

“We have analysts and portfolio counselors based in Tokyo, Hong Kong, Singapore, London and Geneva, so we can be close to the best companies, wherever they happen to be,” says SMALLCAP portfolio counselor Mark Denning. “With this kind of integrated research capability, we can shift our resources worldwide quite nimbly.”

[Begin Sidebar]
Copa Holdings

[photo of a plane on the tarmac - passenger loading ramp hooked up to the plane]

Through its two airline units, Copa Airlines and AeroRepública, Copa Holdings transports passengers and cargo across the Americas and the Caribbean. The carriers have a strategic partnership with U.S.-based Continental Airlines; through this alliance, the Panama-based airlines saw air traffic of 3 million passengers in 2005, up from 1.6 million in 2000, with many Copa passengers feeding into Continental’s U.S. and international routes. Copa Holdings held its initial public offering in 2005. Copa Airlines offers about 110 daily flights to about 30 destinations in 20 countries across the Americas and the Caribbean. AeroRepública, the second-largest domestic carrier in Colombia, provides service to 12 cities in Colombia, as well as international connectivity with Copa Airlines’ hub in Panama. AeroRepública, with an older fleet than Copa Airlines, recently announced a broad set of initiatives that includes new planes.
[End Sidebar]

[Begin Sidebar]
Geox S.p.A.

Italian shoemaker Geox combines innovative function with strong design in its “no sweat” footwear. Founder Mario Moretti Polegato patented a perforated rubber sole with a special waterproof membrane designed to allow feet to breathe yet remain dry. After failing to sell his idea to major shoe manufacturers, he formed his own company. Geox since has carved out a niche in the business by focusing on products featuring its “breathing” sole (which is patent-protected worldwide), becoming one of Italy’s largest shoe companies. The collections for men, women and children range from sneakers to more formal styles. Geox sells its products in more than 50 countries through a tailored distribution network of 230 single-brand Geox Shop stores and about 8,000 independent retail stores. New challenges will be continuing its expansion in the U.S. and East Asian markets and pushing into the luxury-shoe bracket and apparel goods.
[End Sidebar]

[Begin Sidebar]
Kingboard Chemical Holdings

[photo of circuits on a circuit board]

Kingboard Chemical, based in Hong Kong, manufactures chemicals, laminates and printed circuit boards in more than 40 factories in China. This includes copper foil, insulation and electroplating products, which are in high demand for use in consumer electronics and automotive products. The company raised some of its prices by up to 30% this year, management said, to offset increased costs of copper and other components. New projects under way include a methanol joint venture with government-owned China National Offshore Oil Corp. and a large investment in a caustic soda plant in China’s Hunan province. Caustic soda is used in making detergents, pulp and paper, and in textile dyeing and printing.
[End Sidebar]

[Begin Sidebar]
Cyrela Brazil Realty

[photo of the side of a building - looking up towards a balcony]

Residential housing developer Cyrela Brazil Realty has benefited from a stable and growing domestic economy — inflation is under control and the Brazilian central bank has been reducing the country’s benchmark interest rate. Cyrela has also benefited from a strong real estate market in Brazil. The price of a four-bedroom apartment in São Paolo jumped an average 34% in the past two years, while economic growth averaged 3.5%, according to Brazil’s real estate association. A government program to reduce mortgage costs could also increase home purchasing. “Personal mortgages are just starting in Brazil, and homeownership is really taking off there,” says Gordon Crawford, SMALLCAP portfolio counselor. Cyrela, which went public in 2005 after nearly three decades as a private company, is one of Brazil’s largest developers of luxury residential buildings. Its main focus is on luxury apartments in attractive locations, targeted mainly at upper- and middle-income residents of São Paolo and Rio de Janeiro. Cyrela also develops, sells and leases high-tech and luxury office buildings, and, to a lesser extent, leases and manages shopping centers.
[End Sidebar]

[Begin Sidebar]
Corrections Corporation of America

Corrections Corporation of America is a U.S.-based private prison company that operates more than 60 facilities. It offers not just beds and housing but inmate services including food, health care, education, vocational training and substance abuse counseling. “State governments hire the company when they find it more economical to step away from running and building their own jails,” said SMALLCAP portfolio counselor Brady L. Enright. The Department of Homeland Security’s secure border initiative, which includes funding for detention beds, should be favorable for private prison operators. Since the company opened its first private prison in Tennessee in 1984, federal and state governments have contracted with the company to build prisons and manage and house inmates. Prisons in the federal and state systems are operating at capacity or above, according to government statistics. “The private prison industry is strong,” says Brady.
[End Sidebar]

About 60% of the analysts who contribute their knowledge and research to SMALLCAP’s portfolio live in Europe and Asia, which is advantageous when analyzing any company outside the United States but is especially important when following smaller companies. “Being close geographically — intimately knowing the regions and the companies in them — is crucial in a world where situations can change quickly,” Mark says.

Many countries have projected growth rates that are much higher than the United States, and that increases the potential that some companies in those regions will see stronger growth. India, Brazil and China are examples. India has grown its gross domestic product (GDP) an average of about 6% per year in the past few years; it’s estimated that China has grown an average of more than 9%. By 2020, the U.S. government predicts the world’s population will be 19% Chinese, 18% Indian and only 4% American. Some economists project that Brazil, Russia, India and China may become among the most dominant economies by 2050, with more than 40% of the world’s population and a combined GDP of about $15 trillion dollars.

[Begin Sidebar]
The portfolio counselors

SMALLCAP World Fund’s portfolio counselors bring together 153 years of investment experience to managing your investment. Here are the years of experience* for these primary decision makers for the fund:

*As of December 2006

Gordon Crawford	35 years
Claudia P. Huntington	34 years
Mark E. Denning	24 years
J. Dale Harvey	17 years
Brady L. Enright	15 years
Jonathan Knowles	15 years
J. Blair Frank	13 years
[End Sidebar]

“When you think about India and China, each with more than 1 billion people moving up the disposable income ladder, the opportunity for exceptional growth from successful small companies is very large,” says portfolio counselor Gordon Crawford. “The valuations are attractive, and we have the resources to search for which of those companies could be the right ones for the long term.”

The history of financial markets shows that they can change rapidly, something that has been particularly true in the last year. Through the ups and downs, we believe the companies that thrive tend to be well-managed, vibrant businesses such as those profiled in these pages. “These are some of the fascinating companies in this fund,” Gordon says. “But you could pick almost any company from our portfolio and it would be just as interesting.”

[Begin Sidebar]
[photo of a plate of food]

Applebee’s International, Inc.

Applebee’s Neighborhood Grill & Bar is a name familiar to many. The parent company develops, franchises and operates more than 1,800 casual dining restaurants in 49 states and 16 countries. The company operated about 480 of them in 2005; franchisees operated about 1,350. The restaurateur’s single-concept focus allows it to concentrate on profitable expansion, national marketing and economies of scale. It has expanded aggressively, opening about 100 restaurants a year for more than a decade. The company named a new CEO in August, Dave Goebel, who has been an executive at Applebee’s since 2001. Applebee’s recently created a partnership with Food Network celebrity chef Tyler Florence, offering new meals such as “Crispy Brick Chicken” and “Bruschetta Burger” as part of its goal to offer tasty food at affordable prices. It also has an alliance with Weight Watchers to offer branded alternative menu items to diet-conscious customers.
[End Sidebar]

[Begin Sidebar]
Schibsted ASA

[photo of a man working on a laptop - sitting at a sidewalk cafe]

The Norwegian Schibsted group is involved in newspapers, television, film, online advertising, mobile-phone content, books and magazines. It owns the largest newspaper in Norway, Estonia’s largest daily paper and half of Sweden’s leading newspaper. It also owns 20 Minutes, a free daily paper published in Madrid, Barcelona and Paris. Schibsted has forayed into Internet advertising across much of Europe. “This is one of the few ways to invest in the Internet in Europe,” Gordon says. “In the late 1990s, Schibsted recognized the fact that the world was changing. Using the newspapers as a base, it aggressively broke into Internet classified advertising and other Internet content and communities. It now completely dominates several areas in Europe.” Schibsted has subsidiary companies in Norway, Sweden, Denmark, Finland, France, Spain, Estonia, Latvia, Lithuania, Austria, Italy, Switzerland, Russia, Slovenia, Venezuela, Mexico, Brazil, Argentina, Colombia and Singapore.
[End Sidebar]

Summary investment portfolio, September 30, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of net assets
Consumer discretionary	19.31%
Industrials	13.63
Health care	12.51
Information technology	12.22
Financials	9.96
Other industries	22.88
Short-term securities & other assets less liabilities	9.49
[end pie chart]

	Shares	Market	Percent
		value	of net
Common stocks - 90.27%		(000)	assets

Consumer discretionary - 19.31%
Michaels Stores, Inc.	3,000,000	$130,620.71%
Schibsted ASA (1)	3,138,000	94,207.51
CarMax, Inc. (2)	2,250,000	93,848.51
Central European Media Enterprises Ltd., Class A (2)	1,270,500	85,187.46
Big Lots, Inc. (2)	4,271,400	84,616.46
Cheil Industries Inc. (1)	1,798,940	78,270.42
Lions Gate Entertainment Corp. (2)	7,728,500	77,362.42
Lojas Renner SA	1,330,000	77,142.42
Cyrela Brazil Realty SA, ordinary nominative	4,335,500	73,823.40
Jumbo SA (1)	4,164,956	63,182.34
Aristocrat Leisure Ltd. (1)	6,000,000	63,066.34
Fourlis (1)	3,310,000	58,607.32
Praktiker Bau- und Heimwerkermärkte Holding AG (1)	1,733,383	57,453.31
Ameristar Casinos, Inc.	2,600,000	56,446.30
Other securities		2,472,682	13.39
		3,566,511	19.31

Industrials - 13.63%
Samsung Engineering Co., Ltd. (1)	2,587,640	124,070.67
Corrections Corporation of America (2)	2,825,000	122,181.66
Container Corp. of India Ltd. (1)	2,891,794	106,223.58
Downer EDI Ltd. (1)	18,641,198	83,246.45
ALL - América Latina Logística, units	10,015,650	77,918.42
GS Engineering & Construction Co. Ltd. (1)	1,072,127	75,297.41
Buhrmann NV (1)	4,953,600	74,520.40
LS Industrial Systems Co., Ltd. (1)	1,950,000	71,614.39
JetBlue Airways Corp. (2)	7,654,023	70,953.38
Silitech Technology Corp. (1)	10,515,798	56,596.31
Other securities		1,655,450	8.96
		2,518,068	13.63

Health care - 12.51%
Beckman Coulter, Inc.	2,300,000	132,388.72
Medicis Pharmaceutical Corp., Class A	3,695,000	119,533.65
Kyphon Inc. (2)	3,145,600	117,708.64
Advanced Medical Optics, Inc. (2)	2,735,000	108,169.58
Integra LifeSciences Holdings Corp. (2)	2,189,500	82,062.44
Myogen, Inc. (2)	2,315,000	81,210.44
FoxHollow Technologies, Inc. (2)	1,994,900	68,206.37
ArthroCare Corp. (2)	1,431,700	67,089.36
Wright Medical Group, Inc. (2)	2,742,800	66,513.36
Alfresa Holdings Corp. (1)	929,300	59,029.32
Other securities		1,409,165	7.63
		2,311,072	12.51

Information technology - 12.22%
Kingboard Chemical Holdings Ltd. (1)	45,946,000	165,405.90
CNET Networks, Inc. (2)	10,655,000	102,075.55
NHN Corp. (1) (2)	735,330	77,505.42
Semtech Corp. (2)	5,900,000	75,284.41
ValueClick, Inc. (2)	3,800,000	70,452.38
PMC-Sierra, Inc. (2)	11,500,000	68,310.37
Tripod Technology Corp. (1)	21,391,920	65,432.35
MKS Instruments, Inc. (2)	2,849,944	57,882.31
Other securities		1,575,130	8.53
		2,257,475	12.22

Financials - 9.96%
Daegu Bank, Ltd. (1)	10,399,890	173,750.94
Pusan Bank (1)	11,477,500	142,406.77
MCB Bank Ltd. (1)	19,560,080	82,443.45
Greek Postal Savings Bank SA (1) (2)	3,672,400	73,796.40
HDFC Bank Ltd. (1)	3,656,500	73,607.40
Indiabulls Financial Services Ltd. (1)	8,069,292	72,452.39
Housing Development Finance Corp. Ltd. (1)	2,059,346	68,958.37
Sumitomo Real Estate Sales Co., Ltd. (1)	700,000	59,761.32
Other securities		1,092,425	5.92
		1,839,598	9.96

Materials - 5.97%
Yamana Gold Inc.	8,915,000	82,170.45
Taiwan Fertilizer Co., Ltd. (1)	45,041,000	73,159.40
Dongkuk Steel Mill Co., Ltd. (1)	3,355,000	63,516.34
Fortescue Metals Group Ltd. (1) (2)	9,479,902	58,905.32
Cleveland-Cliffs Inc.	1,500,000	57,165.31
Other securities		767,125	4.15
		1,102,040	5.97

Energy - 5.94%
OPTI Canada Inc. (2)	10,409,600	166,740
OPTI Canada Inc. (2) (3)	420,000	6,728.94
Quicksilver Resources Inc. (2)	4,999,150	159,473.86
Delta Petroleum Corp. (2)	2,829,000	63,709.35
Denbury Resources Inc. (2)	1,995,200	57,661.31
Other securities		643,118	3.48
		1,097,429	5.94

Consumer staples - 2.34%
Other securities		432,577	2.34

Telecommunication services - 2.03%
Time Warner Telecom Inc., Class A (2)	4,512,600	85,785.47
LG Telecom Ltd. (1) (2)	6,370,000	74,754.41
Digi International Inc. (1)	19,308,700	65,436.35
Other securities		148,129.80
		374,104	2.03

Utilities - 1.55%
Xinao Gas Holdings Ltd. (1)	56,438,000	57,860.31
Other securities		227,970	1.24
		285,830	1.55

Miscellaneous - 4.81%
Other common stocks in initial period of acquisition		887,879	4.81

Total common stocks (cost: $13,031,096,000)		16,672,583	90.27

Preferred stocks - 0.05%

Miscellaneous - 0.05%
Other preferred stocks in initial period of acquisition		9,265.05

Total preferred stocks (cost: $8,833,000)		9,265.05

Warrants - 0.08%

Other - 0.08%
Other securities		15,635.08

Total warrants (cost: $568,000)		15,635.08

Convertible securities - 0.01%

Other - 0.01%
Other securities		2,040.01

Total convertible securities (cost: $13,475,000)		2,040.01

Bonds & notes - 0.10%

Other - 0.10%
Other securities		17,842.10

Total bonds & notes (cost: $20,355,000)		17,842.10

Short-term securities - 9.37%	Principal amount (000)

Amsterdam Funding Corp. 5.21%-5.27% due 10/11/2006-1/2/2007 (3)	$100,000	99,516.54
American Honda Finance Corp. 5.23%-5.26% due 10/5-12/8/2006	100,000	99,446.54
Danske Corp. 5.25%-5.255% due 10/27-12/8/2006 (3)	100,000	99,324.54
Svenska Handelsbanken Inc. 5.22%-5.285% due 11/13-12/28/2006	100,000	99,138.54
Depfa Bank PLC 5.23%-5.37% due 10/10-12/19/2006 (3)	90,000	89,604.48
Thunder Bay Funding, LLC 5.26%-5.28% due 10/5-10/16/2006 (3)	60,571	60,462
Old Line Funding, LLC 5.26% due 10/16/2006 (3)	22,300	22,248.45
Allied Irish Banks N.A. Inc. 5.25%-5.255% due 11/22-11/30/2006 (3)	75,600	75,011.41
Westpac Banking Corp. 5.29%-5.345% due 10/24-11/14/2006 (3)	46,300	46,017
Westpac Trust Securities NZ Ltd. 5.29% due 11/16/2006 (3)	29,114	28,924.41
Toyota Motor Credit Corp. 5.24%-5.25% due 10/13-12/6/2006	75,000	74,602.40
Dexia Delaware LLC 5.24%-5.245% due 11/8-11/13/2006	75,000	74,572.40
Barclays U.S. Funding Corp. 5.235%-5.27% due 11/6-12/11/2006	75,000	74,487.40
Bank of Ireland 5.23%-5.26% due 10/23-12/18/2006 (3)	75,000	74,395.40
BASF AG 5.22%-5.25% due 12/13/2006-1/19/2007 (3)	75,000	74,056.40
Swedish Export Credit Corp. 5.22%-5.23% due 12/15-12/19/2006	72,400	71,592.39
Other securities		567,013	3.07
		1,730,407	9.37

Total short-term securities (cost: $1,730,121,000)		1,730,407	9.37

Total investment securities (cost: $14,804,448,000)		18,447,772	99.88
Other assets less liabilities		21,771.12

Net assets		$18,469,543	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended September 30, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income	Market value of affiliates at 9/30/06
					(000)	(000)

OPTI Canada Inc. (2)	4,373,000	6,036,600	-	10,409,600	-	166,740
OPTI Canada Inc. (2) (3)	-	420,000	-	420,000	-	6,728
OPTI Canada Inc., warrants, expire 2008 (1) (2) (3)	105,000	-	-	105,000	-	895
OPTI Canada Inc., convertible preferred	210,000	-	210,000	-	-	-
Daegu Bank, Ltd. (1)	10,339,890	60,000	-	10,399,890	3,429	173,750
Kingboard Chemical Holdings Ltd. (1)	45,946,000	-	-	45,946,000	1,660	165,405
Kingboard Chemical Holdings Ltd., warrants, expire 2006 (2)	3,988,200	-	-	3,988,200	-	4,116
Quicksilver Resources Inc. (2)	4,099,150	1,600,000	700,000	4,999,150	-	159,473
Pusan Bank (1)	10,370,500	1,107,000	-	11,477,500	3,462	142,406
Samsung Engineering Co., Ltd. (1)	2,587,640	-	-	2,587,640	853	124,070
Medicis Pharmaceutical Corp., Class A	2,450,000	1,245,000	-	3,695,000	430	119,533
Kyphon Inc. (2)	1,656,500	1,899,100	410,000	3,145,600	-	117,708
CNET Networks, Inc. (2)	10,655,000	-	-	10,655,000	-	102,075
Downer EDI Ltd. (1)	18,701,412	416,998	477,212	18,641,198	2,550	83,246
Integra LifeSciences Holdings Corp. (2)	-	2,189,500	-	2,189,500	-	82,062
Myogen, Inc. (2)	-	2,315,000	-	2,315,000	-	81,210
Lions Gate Entertainment Corp. (2)	3,800,000	3,928,500	-	7,728,500	-	77,362
Lions Gate Entertainment Corp. (Canada) (2)	2,728,500	900,000	3,628,500	-	-	-
Lojas Renner SA	1,380,000	-	50,000	1,330,000	2,047	77,142
Semtech Corp. (2)	5,900,000	-	-	5,900,000	-	75,284
LS Industrial Systems Co., Ltd. (1)	1,950,000	-	-	1,950,000	964	71,614
PMC-Sierra, Inc. (2)	6,500,000	5,000,000	-	11,500,000	-	68,310
FoxHollow Technologies, Inc. (2)	-	1,994,900	-	1,994,900	-	68,206
ArthroCare Corp. (2)	-	1,544,000	112,300	1,431,700	-	67,089
Wright Medical Group, Inc. (2)	2,000,000	742,800	-	2,742,800	-	66,513
Tripod Technology Corp. (1)	-	21,391,920	-	21,391,920	676	65,432
Delta Petroleum Corp. (2)	3,217,500	361,500	750,000	2,829,000	-	63,709
Jumbo SA (1)	2,852,797	1,312,159	-	4,164,956	736	63,182
Jumbo SA, rights, expire 2006 (2)	-	3,939,956	3,939,956	-	-	-
Fourlis (1)	3,310,000	-	-	3,310,000	632	58,607
MKS Instruments, Inc. (2)	1,050,000	1,799,944	-	2,849,944	-	57,882
Xinao Gas Holdings Ltd. (1)	43,066,000	13,372,000	-	56,438,000	350	57,860
Silitech Technology Corp. (1)	-	10,515,798	-	10,515,798	817	56,596
Restaurant Group PLC (1)	14,062,000	-	1,562,445	12,499,555	5,064	56,057
SEEK Ltd. (1)	12,697,300	4,463,285	2,391,588	14,768,997	881	55,711
Arbitron Inc.	751,060	745,700	-	1,496,760	450	55,395
Korea Kumho Petrochemical Co., Ltd. (1)	1,810,940	-	-	1,810,940	970	55,179
CARBO Ceramics Inc.	888,800	830,316	245,876	1,473,240	472	53,081
BA Energy Inc. (1) (2) (3)	1,071,430	4,590,262	-	5,661,692	-	48,131
BA Energy Inc., warrants, expire 2006 (1) (2) (3)	1,071,430	4,161,690	4,285,720	947,400	-	-
American Axle & Manufacturing Holdings, Inc.	-	2,850,000	-	2,850,000	600	47,567
Aventine Renewable Energy, Inc. (2)	-	2,200,000	-	2,200,000	-	47,058
Ekornes ASA (1)	2,020,598	217,000	-	2,237,598	2,238	46,167
Knot, Inc. (2)	1,378,820	1,200,000	1,378,820	1,200,000	-	26,556
Knot, Inc. (2) (3)	-	670,000	-	670,000	-	14,827
Centennial Bank Holdings, Inc. (2) (3)	2,700,000	-	-	2,700,000	-	26,136
Centennial Bank Holdings, Inc. (2)	-	1,515,000	-	1,515,000	-	14,665
Warren Resources, Inc. (2)	955,000	2,300,000	-	3,255,000	-	39,646
Greatbatch, Inc. (2)	990,400	754,000	-	1,744,400	-	39,458
Synenco Energy Inc., Class A (2)	-	1,815,000	-	1,815,000	-	24,541
Synenco Energy Inc., Class A (2) (3)	-	1,100,000	-	1,100,000	-	14,873
CESC Ltd. (1)	-	9,149,000	3,320,000	5,829,000	137	39,006
CESC Ltd. (GDR) (3)	3,320,000	-	3,320,000	-	178	-
Unibet Group PLC (SDR) (1)	1,370,850	407,620	-	1,778,470	547	37,389
Citi Trends, Inc. (2)	-	1,073,916	-	1,073,916	-	37,061
Sino-Forest Corp. (2)	6,022,800	3,400,000	-	9,422,800	-	36,005
NuVasive, Inc. (2)	-	1,709,000	-	1,709,000	-	34,368
Thanachart Capital PCL (1)	86,650,000	-	-	86,650,000	1,608	34,263
Apollo Hospitals Enterprise Ltd. (1)	1,433,400	2,894,700	1,053,100	3,275,000	294	33,987
Apollo Hospitals Enterprise Ltd. (GDR) (3)	1,053,100	-	1,053,100	-	-	-
GES International (1)	-	42,700,000	-	42,700,000	1,551	33,112
Marchex, Inc., Class B (2)	1,328,500	796,500	-	2,125,000	-	32,598
Veeco Instruments, Inc. (2)	1,598,523	-	-	1,598,523	-	32,210
WD-40 Co.	900,000	-	-	900,000	792	32,103
Bloomsbury Publishing PLC (1)	4,655,000	750,000	-	5,405,000	355	31,613
Baycorp Advantage Ltd. (1)	-	13,885,000	-	13,885,000	851	31,442
Blue Nile, Inc. (2)	400,000	585,375	125,000	860,375	-	31,275
IBT Education Ltd. (1)	-	21,727,690	-	21,727,690	1,398	29,500
Kenmare Resources PLC (1) (2)	39,316,000	-	-	39,316,000	-	27,011
Kenmare Resources PLC, warrants, expire 2009 (2)	5,775,000	-	-	5,775,000	-	2,402
ValueVision Media, Inc., Class A (2)	1,800,000	600,000	-	2,400,000	-	27,816
Volcano Corp. (2)	-	2,303,900	-	2,303,900	-	26,472
Ballast Nedam NV (1)	628,753	-	-	628,753	701	24,464
Regal Petroleum PLC (1) (2)	4,670,000	3,147,000	-	7,817,000	-	22,561
Nien Made Enterprise Co., Ltd. (1)	-	26,156,000	-	26,156,000	1,192	21,428
Progressive Gaming International Corp. (2)	-	2,600,000	-	2,600,000	-	21,320
O2Micro International Ltd. (ADR) (2)	2,495,000	560,000	-	3,055,000	-	21,110
Chart Industries, Inc. (2)	-	1,613,500	-	1,613,500	-	19,862
Internet Capital Group, Inc. (2)	-	2,100,000	-	2,100,000	-	19,845
Kyeryong Construction Industrial Co., Ltd. (1)	469,250	23,940	-	493,190	309	19,518
Ichia Technologies, Inc. (1) (2)	16,995,177	-	-	16,995,177	-	18,693
SFA Engineering Corp. (1)	437,500	116,200	-	553,700	502	17,979
Nabi Biopharmaceuticals (2)	3,050,000	-	-	3,050,000	-	17,629
PGG Wrightson Ltd. (1)	-	16,195,000	-	16,195,000	1,057	17,565
Hythiam, Inc. (2)	-	2,425,000	-	2,425,000	-	17,509
Hung Poo Real Estate Development Corp. (1)	-	16,367,000	-	16,367,000	680	17,430
Echelon Corp. (2)	2,000,000	-	-	2,000,000	-	16,440
Mineral Deposits Ltd. (1) (2)	-	16,220,000	-	16,220,000	-	16,040
YBM Sisa.com Inc. (1)	-	624,449	-	624,449	83	15,215
Michaniki SA (1)	-	3,935,000	-	3,935,000	693	15,120
Halla Engineering & Construction Corp. (1)	626,000	-	-	626,000	258	14,618
Spark Networks PLC (GDR) (1) (2)	747,000	553,000	-	1,300,000	-	7,419
Spark Networks PLC (ADR) (2)	-	1,103,000	-	1,103,000	-	6,618
Spark Networks PLC (2)	1,103,000	-	1,103,000	-	-	-
Career Technology (MFG.) Co., Ltd. (1)	5,255,894	9,701,665	-	14,957,559	397	13,109
Levitt Corp., Class A	500,000	500,000	-	1,000,000	50	11,760
SupportSoft, Inc. (2)	-	2,554,400	-	2,554,400	-	11,163
Plantynet Co., Ltd. (1)	-	537,600	-	537,600	49	10,777
Vical Inc. (2)	-	2,075,279	-	2,075,279	-	10,480
Sharper Image Corp. (2)	950,000	-	-	950,000	-	9,785
Phoenix PDE Co., Ltd. (1)	1,500,000	-	-	1,500,000	124	8,641
Ballarat Goldfields NL (1) (2)	-	53,355,000	-	53,355,000	-	6,787
Ballarat Goldfields NL (1) (2) (3)	-	10,250,000	-	10,250,000	-	1,304
Caspian Energy Inc. (United Kingdom) (1) (2)	3,450,000	-	-	3,450,000	-	4,802
Caspian Energy Inc. (2) (3)	-	2,000,000	-	2,000,000	-	2,685
Caspian Energy Inc. (2)	450,000	-	-	450,000	-	604
Billing Services Group PLC (1) (2)	16,548,800	-	-	16,548,800	-	7,533
TICON Property Fund (1)	-	24,700,000	-	24,700,000	131	6,249
Energem Resources Inc. (2)	8,002,500	-	-	8,002,500	-	6,087
Energem Resources Inc., warrants, expire 2008 (1) (2)	1,200,000	-	-	1,200,000	-	151
FirstAfrica Oil PLC (1) (2)	96,515,000	75,823,000	-	172,338,000	-	5,969
KEC Corp. (1)	-	3,926,550	-	3,926,550	-	5,749
Gaming VC Holdings SA (1)	2,023,800	-	-	2,023,800	526	5,339
Sanctuary Group PLC (1) (2)	23,546,700	14,295,000	23,428,967	14,412,733	-	5,048
Interflex Co., Ltd. (1)	799,000	-	-	799,000	66	4,966
Vision-Sciences, Inc. (2)	1,884,500	-	-	1,884,500	-	2,431
LTG Technologies PLC (1) (2)	17,785,714	-	-	17,785,714	-	1,997
KEC Holdings Co. Ltd. (1)	-	1,308,849	-	1,308,849	-	1,916
Infoteria Corp. (1) (2) (3)	2,672	-	95	2,577	-	873
ZOOTS (1) (2) (3)	25,173	-	-	25,173	-	234
Allion Healthcare, Inc. (2) (4)	864,221	314,100	1,178,321	-	-	-
Aricom PLC (1) (2) (4)	2,593,134	7,300,000	449,629	9,443,505	-	-
Atheros Communications, Inc. (2) (4)	3,180,000	-	3,180,000	-	-	-
Bankers Petroleum Ltd. (2) (4)	9,400,000	13,703,800	9,400,000	13,703,800	-	-
Banro Corp. (2) (3) (4)	1,750,000	-	-	1,750,000	-	-
Brooks Automation, Inc. (2) (4)	2,725,000	-	2,000,000	725,000	-	-
Can Do Co., Ltd. (4)	7,900	-	7,900	-	111	-
Capital Lease Funding, Inc. (4)	1,630,000	415,000	1,003,300	1,041,700	190	-
Cheil Industries Inc. (1) (4)	2,495,000	80,000	776,060	1,798,940	1,592	-
Conexant Systems, Inc. (2) (4)	24,000,000	-	24,000,000	-	-	-
Connetics Corp. (2) (4)	2,000,000	-	2,000,000	-	-	-
Cymer, Inc. (2) (4)	2,060,000	-	1,600,000	460,000	-	-
Eastern Platinum Ltd. (2) (3) (4)	-	3,500,000	-	3,500,000	-	-
Eastern Platinum Ltd. (2) (4)	4,087,500	474,200	-	4,561,700	-	-
Eastern Platinum Ltd., purchase warrants, expire 2008 (1) (2) (4)	2,043,750	-	-	2,043,750	-	-
Eastern Platinum Ltd., purchase warrants, expire 2009 (2) (3) (4)	-	1,750,000	-	1,750,000	-	-
Expro International Group PLC (1)	4,600,000	-	2,100,000	2,500,000	687	-
Fuji Seal International, Inc. (1) (4)	1,811,900	280,000	1,021,900	1,070,000	295	-
Gateway Distriparks Ltd. (4)	-	6,084,867	6,084,867	-	229	-
Gateway Distriparks Ltd. (GDR) (3) (4)	-	2,135,000	2,135,000	-	141	-
Golden Star Resources Ltd. (2) (4)	-	13,420,000	10,720,000	2,700,000	-	-
GSI Commerce, Inc. (2) (4)	2,794,491	-	2,794,491	-	-	-
Hanil Cement Co., Ltd. (1) (4)	491,700	-	409,200	82,500	325	-
Hanwha Chemical Corp. (1) (4)	6,492,000	-	5,357,000	1,135,000	1,873	-
Horizon Health Corp. (2) (4)	-	968,900	968,900	-	-	-
Hudson Highland Group, Inc. (2) (4)	1,244,000	330,000	1,574,000	-	-	-
Indiabulls Financial Services Ltd. (1) (4)	-	8,604,292	535,000	8,069,292	335	-
iVillage Inc. (2) (3) (4)	4,690,000	-	4,690,000	-	-	-
Kakaku.com, Inc. (1) (4)	6,179	5,850	9,289	2,740	18	-
KEC Corp. (4)	5,235,400	-	5,235,400	-	151	-
Keryx Biopharmaceuticals, Inc. (2) (4)	-	2,000,000	1,100,000	900,000	-	-
Kiryung Electronics Co., Ltd. (4)	1,780,000	-	1,780,000	-	-	-
Manhattan Associates, Inc. (2) (4)	1,950,000	-	825,000	1,125,000	-	-
NTELOS Holdings Corp. (2) (4)	-	1,150,000	146,425	1,003,575	-	-
NutriSystem, Inc. (2) (4)	1,706,800	-	1,606,800	100,000	-	-
ORCO PROPERTY GROUP SA (1) (4)	-	440,407	94,300	346,107	372	-
Paddy Power PLC (4)	2,521,700	-	2,521,700	-	-	-
Power Integrations, Inc. (2) (4)	2,300,000	-	1,250,000	1,050,000	-	-
RNB Retail and Brands AB (1) (4)	-	2,655,000	-	2,655,000	39	-
Saxon Capital, Inc. (4)	2,520,000	720,000	1,240,000	2,000,000	6,699	-
Silicon Graphics, Inc. (2) (4)	14,000,000	-	14,000,000	-	-	-
STX Shipbuilding Co., Ltd. (1) (4)	1,493,000	2,239,798	2,100,168	1,632,630	769	-
STX Shipbuilding Co., Ltd., rights, expire 2005 (2) (4)	373,399	-	373,399	-	-	-
Tetra Tech, Inc. (2) (4)	3,162,500	-	1,722,000	1,440,500	-	-
Toho Pharmaceutical Co., Ltd. (1) (4)	2,615,000	-	1,653,000	962,000	255	-
Ultraframe PLC (2) (4)	6,330,000	-	6,330,000	-	-	-
United Stationers Inc. (2) (4)	1,712,200	-	800,000	912,200	-	-
UrAsia Energy Ltd. (2) (4)	-	22,000,000	-	22,000,000	-	-
Vail Resorts, Inc. (2) (4)	2,050,000	-	2,050,000	-	-	-
Vivartia Industrial & Commercial Co. of Food Products & Catering Services SA (2) (4)	2,404,000	-	2,404,000	-	-	-
Wing Tai Holdings Ltd. (1) (4)	38,478,000	1,522,000	26,000,000	14,000,000	575	-
					$58,466	$4,293,708

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. At September 30, 2006, 333 of the fund's securities, including those in "Other securities" and "Miscellaneous" in the summary investment portfolio (with aggregate value of $7,938,109,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $985,313,000, which represented 5.33% of the net assets of the fund.

(4) Unaffiliated issuer at 9/30/2006.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $11,227,175)	$14,154,064
Affiliated issuers (cost: $3,577,273)	4,293,708	$18,447,772
Cash denominated in non-U.S. currencies
(cost: $36,209)		35,931
Cash		689
Receivables for:
Sales of investments	164,181
Sales of fund's shares	34,434
Dividends and interest	9,919
Other assets	41	208,575
		18,692,967
Liabilities:
Payables for:
Purchases of investments	178,955
Repurchases of fund's shares	18,161
Investment advisory services	8,698
Services provided by affiliates	6,309
Deferred directors' compensation	1,231
Other fees and expenses	10,070	223,424
Net assets at September 30, 2006		$18,469,543

Net assets consist of:
Capital paid in on shares of capital stock		$13,485,195
Distributions in excess of net investment income		(88,583)
Undistributed net realized gain		1,439,199
Net unrealized appreciation		3,633,732
Net assets at September 30, 2006		$18,469,543

Total authorized capital stock - 800,000 shares, $.01 par value (477,084 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$15,167,069	390,156	$38.87
Class B	581,159	15,533	37.41
Class C	695,573	18,692	37.21
Class F	445,402	11,524	38.65
Class 529-A	283,334	7,310	38.76
Class 529-B	47,429	1,256	37.77
Class 529-C	114,996	3,045	37.77
Class 529-E	18,258	476	38.40
Class 529-F	19,228	496	38.77
Class R-1	21,157	558	37.89
Class R-2	414,270	10,922	37.93
Class R-3	319,282	8,328	38.34
Class R-4	126,303	3,261	38.73
Class R-5	216,083	5,527	39.10
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $41.25 and $41.12, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2006	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $19,538; also includes
$58,466 from affiliates)	$215,517
Interest	73,201	$288,718

Fees and expenses(*):
Investment advisory services	109,780
Distribution services	53,236
Transfer agent services	18,103
Administrative services	5,759
Reports to shareholders	818
Registration statement and prospectus	742
Postage, stationery and supplies	2,026
Directors' compensation	463
Auditing and legal	173
Custodian	6,410
State and local taxes	284
Other	223
Total fees and expenses before reimbursements/waivers	198,017
Less reimbursements/waivers of fees and expenses:
Investment advisory services	10,978
Administrative services	690
Total fees and expenses after reimbursements/waivers		186,349
Net investment income		102,369

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments (including $118,038 net gain from affiliates)	1,700,826
Non-U.S. currency transactions	(1,701)	1,699,125
Net unrealized appreciation (depreciation) on:
Investments	471,907
Non-U.S. currency translations	(55)	471,852
Net realized gain and
unrealized appreciation
on investments and non-U.S. currency		2,170,977
Net increase in net assets resulting from operations		$2,273,346

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2006	2005
Operations:
Net investment income	$102,369	$88,739
Net realized gain on investments and
non-U.S. currency transactions	1,699,125	1,240,219
Net unrealized appreciation
on investments and non-U.S. currency translations	471,852	1,634,043
Net increase in net assets
resulting from operations	2,273,346	2,963,001

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain	(171,204)	(119,377)
Distributions from net realized gain on investments	(293,825)	-
Total dividends and distributions paid to shareholders	(465,029)	(119,377)

Capital share transactions	1,970,025	823,855

Total increase in net assets	3,778,342	3,667,479

Net assets:
Beginning of year	14,691,201	11,023,722
End of year (including
distributions in excess of
net investment income: $88,583 and $36,611, respectively)	$18,469,543	$14,691,201

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended September 30, 2006, non-U.S. taxes paid on realized gains were $1,982,000. As of September 30, 2006, non-U.S. taxes provided on unrealized gains were $9,403,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2006, the fund reclassified $16,977,000 from undistributed net realized gain to distributions in excess of net investment income; and reclassified $114,000 from distributions in excess of net investment income and $90,000,000 from undistributed net realized gain to capital paid-in on the shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$396,784
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2005, through September 30, 2006)*	(1,930)
Undistributed long-term capital gain	1,272,620
Gross unrealized appreciation on investment securities	4,332,137
Gross unrealized depreciation on investment securities	(1,004,439)
Net unrealized appreciation on investment securities	3,327,698
Cost of investment securities	15,120,074
*These deferrals are considered incurred in the subsequent year

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2006			Year ended September 30, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$149,401	$247,786	$397,187	$109,685	-	$109,685
Class B	3,425	9,479	12,904	1,283	-	1,283
Class C	3,828	9,872	13,700	1,395	-	1,395
Class F	3,420	5,484	8,904	1,691	-	1,691
Class 529-A	2,333	3,813	6,146	1,252	-	1,252
Class 529-B	238	714	952	73	-	73
Class 529-C	599	1,653	2,252	159	-	159
Class 529-E	129	249	378	57	-	57
Class 529-F	167	267	434	83	-	83
Class R-1	115	273	388	34	-	34
Class R-2	2,333	5,629	7,962	841	-	841
Class R-3	2,104	4,041	6,145	925	-	925
Class R-4	961	1,515	2,476	307	-	307
Class R-5	2,151	3,050	5,201	1,592	-	1,592
Total	$171,204	$293,825	$465,029	$119,377	-	$119,377

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.800% on the first billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2006, total investment advisory services fees waived by CRMC were $10,978,000. As a result, the fee shown on the accompanying financial statements of $109,780,000, which was equivalent to an annualized rate of 0.644%, was reduced to $98,802,000, or 0.579% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2006, the total administrative services fees paid by CRMC were $6,000, $675,000, and $9,000 for Class R-1, R-2, and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$34,860	$17,370	Not applicable	Not applicable	Not applicable
Class B	5,342	733	Not applicable	Not applicable	Not applicable
Class C	5,942	Included in administrative services	$892	$214	Not applicable
Class F	883		347	104	Not applicable
Class 529-A	421		247	53	$ 237
Class 529-B	417		43	23	42
Class 529-C	982		103	47	99
Class 529-E	76		16	3	15
Class 529-F	-		17	4	16
Class R-1	174		23	15	Not applicable
Class R-2	2,588		512	1,597	Not applicable
Class R-3	1,303		385	358	Not applicable
Class R-4	248		144	10	Not applicable
Class R-5	Not applicable		188	5	Not applicable
Total	$53,236	$18,103	$2,917	$2,433	$409

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $463,000, shown on the accompanying financial statements, includes $282,000 in current fees (either paid in cash or deferred) and a net increase of $181,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2006
Class A	$2,685,423	71,453	$381,591	10,807	$(1,974,783)	(52,904)	$1,092,231	29,356
Class B	122,373	3,363	12,552	367	(65,243)	(1,807)	69,682	1,923
Class C	265,083	7,319	13,251	390	(96,579)	(2,688)	181,755	5,021
Class F	226,333	6,037	7,921	225	(76,064)	(2,044)	158,190	4,218
Class 529-A	88,290	2,366	6,144	175	(13,640)	(365)	80,794	2,176
Class 529-B	9,920	271	952	28	(1,623)	(44)	9,249	255
Class 529-C	33,944	929	2,252	65	(7,790)	(213)	28,406	781
Class 529-E	5,862	159	378	11	(1,047)	(28)	5,193	142
Class 529-F	6,354	171	434	12	(1,707)	(46)	5,081	137
Class R-1	11,607	318	387	11	(4,858)	(134)	7,136	195
Class R-2	195,251	5,318	7,956	229	(80,898)	(2,203)	122,309	3,344
Class R-3	169,804	4,569	6,115	175	(69,063)	(1,871)	106,856	2,873
Class R-4	68,594	1,847	2,476	71	(21,588)	(576)	49,482	1,342
Class R-5	74,700	1,998	4,905	138	(25,944)	(687)	53,661	1,449
Total net increase
(decrease)	$3,963,538	106,118	$447,314	12,704	$(2,440,827)	(65,610)	$1,970,025	53,212

Year ended September 30, 2005
Class A	$1,764,979	56,402	$104,783	3,514	$(1,571,969)	(50,360)	$297,793	9,556
Class B	82,691	2,739	1,249	43	(42,411)	(1,396)	41,529	1,386
Class C	157,635	5,220	1,347	47	(54,448)	(1,800)	104,534	3,467
Class F	123,722	3,962	1,525	51	(41,375)	(1,331)	83,872	2,682
Class 529-A	56,362	1,807	1,252	42	(6,921)	(220)	50,693	1,629
Class 529-B	7,446	245	73	2	(1,115)	(36)	6,404	211
Class 529-C	23,292	760	159	6	(3,018)	(98)	20,433	668
Class 529-E	3,861	125	57	2	(311)	(10)	3,607	117
Class 529-F	3,591	116	82	3	(547)	(17)	3,126	102
Class R-1	6,890	224	34	1	(1,901)	(62)	5,023	163
Class R-2	127,485	4,134	841	29	(42,526)	(1,375)	85,800	2,788
Class R-3	101,847	3,299	925	31	(29,495)	(950)	73,277	2,380
Class R-4	46,825	1,502	307	10	(10,087)	(321)	37,045	1,191
Class R-5	25,084	791	1,405	47	(15,770)	(506)	10,719	332
Total net increase
(decrease)	$2,531,710	81,326	$114,039	3,828	$(1,821,894)	(58,482)	$823,855	26,672

*Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $8,035,940,000 and $6,944,375,000, respectively, during the year ended September 30, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)				Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss) to average net assets
Class A:
Year ended 9/30/2006	$34.77	$.25		$4.94	$5.19	$(.41)	$(.68)	$(1.09)	$38.87	15.27%	$15,167			1.08%		1.01%		.68%
Year ended 9/30/2005	27.82	.24		7.02	7.26	(.31)	-	(.31)	34.77	26.28	12,544			1.09		1.04		.76
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.03)	-	(.03)	27.82	19.95	9,771			1.12		1.12		.06
Year ended 9/30/2003	17.53	(.01)		5.70	5.69	-	-	-	23.22	32.46	7,833			1.19		1.19		(.07)
Year ended 9/30/2002	18.62	(.07)		(.98)	(1.05)	(.04)	-	(.04)	17.53	(5.69)	6,283			1.17		1.17		(.32)
Class B:
Year ended 9/30/2006	33.59	(.03)		4.78	4.75	(.25)	(.68)	(.93)	37.41	14.39	581			1.85		1.78		(.09)
Year ended 9/30/2005	26.90	-	(5)	6.79	6.79	(.10)	-	(.10)	33.59	25.31	457			1.86		1.81		(.01)
Year ended 9/30/2004	22.60	(.18)		4.48	4.30	-	-	-	26.90	19.03	329			1.88		1.88		(.69)
Year ended 9/30/2003	17.20	(.16)		5.56	5.40	-	-	-	22.60	31.40	201			1.97		1.97		(.85)
Year ended 9/30/2002	18.38	(.23)		(.95)	(1.18)	-	-	-	17.20	(6.42)	118			1.95		1.95		(1.09)
Class C:
Year ended 9/30/2006	33.45	(.04)		4.74	4.70	(.26)	(.68)	(.94)	37.21	14.33	696			1.89		1.83		(.12)
Year ended 9/30/2005	26.82	(.02)		6.78	6.76	(.13)	-	(.13)	33.45	25.27	457			1.90		1.85		(.05)
Year ended 9/30/2004	22.54	(.19)		4.47	4.28	-	-	-	26.82	18.99	274			1.92		1.91		(.71)
Year ended 9/30/2003	17.15	(.16)		5.55	5.39	-	-	-	22.54	31.43	124			1.97		1.97		(.85)
Year ended 9/30/2002	18.33	(.22)		(.95)	(1.17)	(.01)	-	(.01)	17.15	(6.42)	56			1.96		1.96		(1.08)
Class F:
Year ended 9/30/2006	34.58	.26		4.91	5.17	(.42)	(.68)	(1.10)	38.65	15.28	446			1.08		1.01		.70
Year ended 9/30/2005	27.70	.23		6.98	7.21	(.33)	-	(.33)	34.58	26.23	253			1.12		1.07		.72
Year ended 9/30/2004	23.16	.02		4.58	4.60	(.06)	-	(.06)	27.70	19.90	128			1.15		1.14		.06
Year ended 9/30/2003	17.48	(.01)		5.69	5.68	-	-	-	23.16	32.49	57			1.18		1.18		(.06)
Year ended 9/30/2002	18.60	(.07)		(.98)	(1.05)	(.07)	-	(.07)	17.48	(5.73)	24			1.20		1.20		(.32)
Class 529-A:
Year ended 9/30/2006	34.68	.25		4.93	5.18	(.42)	(.68)	(1.10)	38.76	15.25	284			1.11		1.05		.66
Year ended 9/30/2005	27.79	.22		7.00	7.22	(.33)	-	(.33)	34.68	26.19	178			1.14		1.08		.71
Year ended 9/30/2004	23.24	.02		4.60	4.62	(.07)	-	(.07)	27.79	19.90	97			1.14		1.14		.06
Year ended 9/30/2003	17.53	.01		5.70	5.71	-	-	-	23.24	32.57	42			1.11		1.11		.03
Period from 2/19/2002 to 9/30/2002	21.68	(.03)		(4.12)	(4.15)	-	-	-	17.53	(19.14)	15			1.18	(6)	1.18	(6)	(.25)	(6)
Class 529-B:
Year ended 9/30/2006	33.93	(.07)		4.82	4.75	(.23)	(.68)	(.91)	37.77	14.24	48			1.97		1.90		(.20)
Year ended 9/30/2005	27.20	(.05)		6.87	6.82	(.09)	-	(.09)	33.93	25.11	34			2.02		1.96		(.17)
Year ended 9/30/2004	22.88	(.23)		4.55	4.32	-	-	-	27.20	18.88	22			2.04		2.04		(.84)
Year ended 9/30/2003	17.43	(.19)		5.64	5.45	-	-	-	22.88	31.27	10			2.09		2.09		(.95)
Period from 2/20/2002 to 9/30/2002	21.82	(.14)		(4.25)	(4.39)	-	-	-	17.43	(20.12)	3			2.08	(6)	2.08	(6)	(1.15)	(6)
Class 529-C:
Year ended 9/30/2006	33.94	(.07)		4.83	4.76	(.25)	(.68)	(.93)	37.77	14.27	115			1.96		1.90		(.19)
Year ended 9/30/2005	27.21	(.05)		6.87	6.82	(.09)	-	(.09)	33.94	25.13	77			2.00		1.95		(.16)
Year ended 9/30/2004	22.89	(.22)		4.54	4.32	-	-	-	27.21	18.87	43			2.03		2.03		(.83)
Year ended 9/30/2003	17.44	(.18)		5.63	5.45	-	-	-	22.89	31.25	20			2.07		2.07		(.94)
Period from 2/20/2002 to 9/30/2002	21.82	(.14)		(4.24)	(4.38)	-	-	-	17.44	(20.07)	7			2.05	(6)	2.05	(6)	(1.12)	(6)
Class 529-E:
Year ended 9/30/2006	34.42	.12		4.89	5.01	(.35)	(.68)	(1.03)	38.40	14.86	18			1.44		1.37		.34
Year ended 9/30/2005	27.58	.12		6.96	7.08	(.24)	-	(.24)	34.42	25.81	12			1.47		1.42		.37
Year ended 9/30/2004	23.09	(.08)		4.59	4.51	(.02)	-	(.02)	27.58	19.52	6			1.50		1.49		(.29)
Year ended 9/30/2003	17.50	(.07)		5.66	5.59	-	-	-	23.09	31.94	3			1.53		1.53		(.38)
Period from 3/15/2002 to 9/30/2002	23.21	(.06)		(5.65)	(5.71)	-	-	-	17.50	(24.60)	1			1.51	(6)	1.51	(6)	(.60)	(6)
Class 529-F:
Year ended 9/30/2006	34.64	.31		4.93	5.24	(.43)	(.68)	(1.11)	38.77	15.44	19			.94		.87		.83
Year ended 9/30/2005	27.72	.23		6.99	7.22	(.30)	-	(.30)	34.64	26.22	12			1.11		1.06		.74
Year ended 9/30/2004	23.20	(.01)		4.60	4.59	(.07)	-	(.07)	27.72	19.81	7			1.25		1.24		(.04)
Year ended 9/30/2003	17.53	(.02)		5.69	5.67	-	-	-	23.20	32.34	3			1.27		1.27		(.10)
Period from 9/17/2002 to 9/30/2002	18.24	-	(5)	(.71)	(.71)	-	-	-	17.53	(3.89)	-		(7)	.04		.04		.01

Class R-1:
Year ended 9/30/2006	$34.07	$(.04)		$4.83	$4.79	$(.29)	$(.68)	$(.97)	$37.89	14.31%	$21			1.92%		1.82%		(0.11)%
Year ended 9/30/2005	27.34	(.01)		6.90	6.89	(.16)	-	(.16)	34.07	25.27	12			1.97		1.85		(.05)
Year ended 9/30/2004	23.00	(.19)		4.55	4.36	(.02)	-	(.02)	27.34	18.98	6			2.01		1.91		(.71)
Year ended 9/30/2003	17.49	(.16)		5.67	5.51	-	-	-	23.00	31.50	2			2.43		1.93		(.78)
Period from 6/19/2002 to 9/30/2002	21.60	(.04)		(4.07)	(4.11)	-	-	-	17.49	(19.03)	-		(7)	7.56		.54		(.22)
Class R-2:
Year ended 9/30/2006	34.09	(.03)		4.83	4.80	(.28)	(.68)	(.96)	37.93	14.35	414			2.06		1.80		(.09)
Year ended 9/30/2005	27.36	(.01)		6.90	6.89	(.16)	-	(.16)	34.09	25.28	258			2.17		1.82		(.03)
Year ended 9/30/2004	23.00	(.18)		4.56	4.38	(.02)	-	(.02)	27.36	19.05	131			2.30		1.88		(.67)
Year ended 9/30/2003	17.49	(.15)		5.66	5.51	-	-	-	23.00	31.50	46			2.59		1.89		(.75)
Period from 5/31/2002 to 9/30/2002	22.62	(.05)		(5.08)	(5.13)	-	-	-	17.49	(22.68)	2			.85		.63		(.29)
Class R-3:
Year ended 9/30/2006	34.39	.11		4.87	4.98	(.35)	(.68)	(1.03)	38.34	14.82	319			1.49		1.42		.30
Year ended 9/30/2005	27.58	.11		6.96	7.07	(.26)	-	(.26)	34.39	25.75	188			1.51		1.44		.36
Year ended 9/30/2004	23.12	(.08)		4.59	4.51	(.05)	-	(.05)	27.58	19.52	85			1.55		1.49		(.28)
Year ended 9/30/2003	17.51	(.07)		5.68	5.61	-	-	-	23.12	32.04	30			1.67		1.51		(.37)
Period from 6/20/2002 to 9/30/2002	21.43	(.02)		(3.90)	(3.92)	-	-	-	17.51	(18.29)	2			.52		.42		(.11)
Class R-4:
Year ended 9/30/2006	34.68	.25		4.91	5.16	(.43)	(.68)	(1.11)	38.73	15.20	126			1.11		1.04		.67
Year ended 9/30/2005	27.79	.23		7.01	7.24	(.35)	-	(.35)	34.68	26.25	67			1.12		1.06		.74
Year ended 9/30/2004	23.22	.02		4.61	4.63	(.06)	-	(.06)	27.79	19.95	20			1.13		1.13		.07
Year ended 9/30/2003	17.53	-	(5)	5.69	5.69	-	-	-	23.22	32.46	10			1.17		1.16		(.02)
Period from 7/24/2002 to 9/30/2002	18.55	(.01)		(1.01)	(1.02)	-	-	-	17.53	(5.50)	-		(7)	.70		.21		(.03)
Class R-5:
Year ended 9/30/2006	34.93	.36		4.97	5.33	(.48)	(.68)	(1.16)	39.10	15.60	216			.80		.74		.97
Year ended 9/30/2005	27.97	.33		7.05	7.38	(.42)	-	(.42)	34.93	26.62	142			.81		.76		1.04
Year ended 9/30/2004	23.33	.10		4.64	4.74	(.10)	-	(.10)	27.97	20.34	105			.82		.81		.36
Year ended 9/30/2003	17.55	.05		5.73	5.78	-	-	-	23.33	32.93	72			.83		.83		.28
Period from 5/15/2002 to 9/30/2002	23.36	-	(5)	(5.81)	(5.81)	-	-	-	17.55	(24.87)	53			.31		.31		.01
	Year ended September 30
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	45%	45%	48%	49%	51%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(5) Amount less than $.01.
(6) Annualized.
(7) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
November 8, 2006

Other share class results                            unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2006:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+9.39%	+15.75%	-0.39%
Not reflecting CDSC	+14.39%	+15.97%	-0.39%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+13.33%	+15.95%	+9.64%
Not reflecting CDSC	+14.33%	+15.95%	+9.64%

Class F shares*— first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+15.28%	+16.86%	+10.53%

Class 529-A shares†— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+8.61%	—	+13.07%
Not reflecting maximum sales charge	+15.25%	—	+14.53%

Class 529-B shares†— first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	+9.24%	—	+13.08%
Not reflecting CDSC	+14.24%	—	+13.35%

Class 529-C shares†— first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only if
shares are sold within one year of purchase	+13.27%	—	+13.37%
Not reflecting CDSC	+14.27%	—	+13.37%

Class 529-E shares*†— first sold 3/15/02	+14.86%	—	+12.65%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged by
sponsoring firm	+15.44%	—	+21.86%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 24 to 25 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in SMALLCAP World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.82 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had the same annual expenses as did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006, through September 30, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2006	Ending account value 9/30/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$982.81	$4.97	1.00%
Class A -- assumed 5% return	1,000.00	1,020.05	5.06	1.00
Class B -- actual return	1,000.00	978.80	8.78	1.77
Class B -- assumed 5% return	1,000.00	1,016.19	8.95	1.77
Class C -- actual return	1,000.00	978.44	9.03	1.82
Class C -- assumed 5% return	1,000.00	1,015.94	9.20	1.82
Class F -- actual return	1,000.00	982.71	5.02	1.01
Class F -- assumed 5% return	1,000.00	1,020.00	5.11	1.01
Class 529-A -- actual return	1,000.00	982.53	5.17	1.04
Class 529-A -- assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class 529-B -- actual return	1,000.00	978.24	9.37	1.89
Class 529-B -- assumed 5% return	1,000.00	1,015.59	9.55	1.89
Class 529-C -- actual return	1,000.00	978.24	9.37	1.89
Class 529-C -- assumed 5% return	1,000.00	1,015.59	9.55	1.89
Class 529-E -- actual return	1,000.00	980.85	6.75	1.36
Class 529-E -- assumed 5% return	1,000.00	1,018.25	6.88	1.36
Class 529-F -- actual return	1,000.00	983.25	4.28	.86
Class 529-F -- assumed 5% return	1,000.00	1,020.76	4.36	.86
Class R-1 -- actual return	1,000.00	978.32	8.98	1.81
Class R-1 -- assumed 5% return	1,000.00	1,015.99	9.15	1.81
Class R-2 -- actual return	1,000.00	978.82	8.88	1.79
Class R-2 -- assumed 5% return	1,000.00	1,016.09	9.05	1.79
Class R-3 -- actual return	1,000.00	980.55	7.00	1.41
Class R-3 -- assumed 5% return	1,000.00	1,018.00	7.13	1.41
Class R-4 -- actual return	1,000.00	982.23	5.12	1.03
Class R-4 -- assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class R-5 -- actual return	1,000.00	983.91	3.63	.73
Class R-5 -- assumed 5% return	1,000.00	1,021.41	3.70	.73

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2006:

Long-term capital gains	$293,826,000
Foreign taxes	19,845,000
Foreign source income	253,273,000
Qualified dividend income	179,370,000
Corporate dividends received deduction	32,816,000
U.S. government income that may be exempt from state taxation	1,861,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board members have approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2007. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed— During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process— The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single issue or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources— The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board and the committee also considered the benefits to the fund’s shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services— The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and committee considered the investment results of the fund in light of its objective of long-term growth of capital through investments primarily in stocks of companies located around the world with small market capitalizations measured at the time of purchase. They compared the fund’s total returns with the total returns of the Lipper Global Small Company Index (the Lipper category that includes the fund) and the averages of the funds included in the index each year. In reviewing the fund’s relative performance, the board and the committee took into account the fund’s unique characteristics and its asset size, diversification and range of investments.

The board and the committee noted that for the three months ended March 31, 2006 the fund’s investment results were superior to the average of the Lipper Global Small Company Index. The board also noted that for the three-year period and five-year period ended March 31, 2006, and for the period from the fund’s inception on April 30, 1990 through March 31, 2006, the fund’s investment results were below the average for the Lipper Global Small Company Index. The board and the committee considered the differences between the fund and other funds in the Lipper Global Small Company Index.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper Global Small Company Index.

The board and the committee observed that the fund’s advisory fee was below the median of the other funds included in the index for the year ended September 30, 2005, and below the median of the other funds for the previous nine years, and that its total expenses were below the median for all such other funds for the 10 years ended September 30, 2005. The board and the committee also noted the 10% advisory fee waiver that CRMC put into effect on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during previous periods regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of each fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that approval of the agreement was in the best interests of the fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

Board of directors

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Joseph C. Berenato, 60	2000	Chairman of the Board and CEO, Ducommun Incorporated (aerospace components manufacturer)

Ambassador	1993	Corporate director and author; former U.S.
Richard G. Capen, Jr., 72		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 73	1990	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

John G. Freund, 53	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies); former Managing Director — Alternative Asset Management Group, Chancellor Capital Management

R. Clark Hooper, 60	2006	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Leonade D. Jones, 59	1995	Co-founder, VentureThink LLC (developed and managed e-commerce businesses) and Versura Inc. (education loan exchange); former Treasurer, The Washington Post Company

William H. Kling, 64	1990	President, American Public Media Group
Chairman of the Board
(Independent and Non-Executive)

Norman R. Weldon, Ph.D., 72	1990
Managing Director, Partisan Management Group, Inc. (venture capital investor in medical device companies); former Chairman of the Board, Novoste Corporation; former President and Director, Corvita Corporation

Patricia K. Woolf, Ph.D., 72	1990	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors
	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Joseph C. Berenato, 60	6	Ducommun Incorporated

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 72

H. Frederick Christie, 73	20	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

John G. Freund, 53	2	XenoPort, Inc.

R. Clark Hooper, 60	18	JPMorgan Value Opportunities Fund

Leonade D. Jones, 59	6	None

William H. Kling, 64	8	Irwin Financial Corporation
Chairman of the Board
(Independent and Non-Executive)

Norman R. Weldon, Ph.D., 72	3	AtriCure, Inc.

Patricia K. Woolf, Ph.D., 72	6	First Energy Corporation

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

Gordon Crawford, 59	1992	Senior Vice President, Capital Research and
Vice Chairman of the Board		Management Company; Director, The Capital Group Companies, Inc.[5]

Gregory W. Wendt, 45	1992	Senior Vice President, Capital Research Company;[5]
President		Director, American Funds Distributors, Inc.;[5] Director, Capital Management Services, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

Gordon Crawford, 59	2	None
Vice Chairman of the Board

Gregory W. Wendt, 45	1	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund[1]	principal underwriter of the fund

J. Blair Frank, 40	1999	Vice President, Capital Research Company[5]
Senior Vice President

Jonathan Knowles, Ph.D., 45	2000	Senior Vice President, Capital Research Company[5]
Senior Vice President

Grant L. Cambridge, 44	2001	Vice President and Director, Capital Research
Vice President		Company[5]

Noriko H. Chen, 39	2006	Vice President and Director, Capital Research
Vice President		Company

Brady L. Enright, 39	2004	Senior Vice President, Capital Research Company[5]
Vice President

Winnie Kwan, 34	2006	Vice President, Capital Research Company[5]
Vice President

Chad L. Norton, 46	1990	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

David A. Pritchett, 40	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 42	2005	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Sheryl F. Johnson, 38	1998	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2804

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete September 30, 2006, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 30 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

30 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
> SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds            Capital Research and Management               Capital International              Capital Guardian             Capital Bank and Trust

Lit. No. MFGEAR-935-1106P

Litho in USA BBC/ALD/8067-S7502

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Joseph C. Berenato, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$87,000
2006	$95,000
b) Audit-Related Fees:
2005	$3,000
2006	$1,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$13,000
2006	$29,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2005	None
2006	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$338,000
2006	$553,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	None
2006	$9,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2005	$27,000
2006	$9,000
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,045,000 for fiscal year 2005 and $888,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - American Funds®]

SMALLCAP World Fund®
Investment portfolio

September 30, 2006

Common stocks — 90.27%	Shares	Market value (000)

CONSUMER DISCRETIONARY — 19.31%
Michaels Stores, Inc.	3,000,000	$130,620
Schibsted ASA[1]	3,138,000	94,207
CarMax, Inc.[2]	2,250,000	93,848
Central European Media Enterprises Ltd., Class A2	1,270,500	85,187
Big Lots, Inc.[2]	4,271,400	84,616
Cheil Industries Inc.[1]	1,798,940	78,270
Lions Gate Entertainment Corp.[2,3]	7,728,500	77,362
Lojas Renner SA3	1,330,000	77,142
Cyrela Brazil Realty SA, ordinary nominative	4,335,500	73,823
Jumbo SA1,3	4,164,956	63,182
Aristocrat Leisure Ltd.[1]	6,000,000	63,066
Fourlis[1,3]	3,310,000	58,607
Praktiker Bau- und Heimwerkermärkte Holding AG1	1,733,383	57,453
Ameristar Casinos, Inc.	2,600,000	56,446
Restaurant Group PLC[1,3]	12,499,555	56,057
Arbitron Inc.[3]	1,496,760	55,395
Korea Kumho Petrochemical Co., Ltd.[1,3]	1,810,940	55,179
Kuoni Reisen Holding AG, Class B1,2	106,500	54,806
Pantaloon Retail (India) Ltd.[1]	1,300,000	53,558
Debenhams PLC[1,2]	15,165,000	51,520
Tupperware Brands Corp.	2,500,000	48,650
American Axle & Manufacturing Holdings, Inc.[3]	2,850,000	47,567
Toyoda Gosei Co., Ltd.[1]	2,110,000	46,373
Ekornes AS1,3	2,237,598	46,167
Life Time Fitness, Inc.[2]	940,000	43,513
GOME Electrical Appliances Holding Ltd.[1]	53,163,000	43,003
Getty Images, Inc.[2]	850,000	42,228
Hürriyet Gazetecilik ve Matbaacilik AS1	16,735,985	41,897
Fossil, Inc.[2]	1,835,000	39,526
Café de Coral Holdings Ltd.[1]	23,750,000	37,800
Bob Evans Farms, Inc.	1,245,031	37,700
Unibet Group PLC (SDR)[1,3]	1,778,470	37,389
Citi Trends, Inc.[2,3]	1,073,916	37,061
Cheng Shin Rubber (Xiamen) Ind., Ltd.[1]	34,323,477	33,667
Blyth, Inc.	1,370,000	33,332
Applebee’s International, Inc.	1,525,000	32,803
Select Comfort Corp.[2]	1,487,500	32,547
Triarc Companies, Inc., Class B, Series 1	1,080,400	16,336
Triarc Companies, Inc., Class A	950,000	15,760
Bloomsbury Publishing PLC[1,3]	5,405,000	31,613
Blue Nile, Inc.[2,3]	860,375	31,275
Fisher & Paykel Appliances Holdings Ltd.[1]	13,080,000	30,827
Cedar Fair, L.P.	1,150,000	30,257
Bijou Brigitte modische Accessoires AG1	114,700	29,663
Rightmove PLC[1,2]	4,559,450	29,637
IBT Education Ltd.[1,3]	21,727,690	29,500
Furniture Brands International, Inc.	1,500,000	28,560
Pinnacle Entertainment, Inc.[2]	1,000,000	28,120
Shuffle Master, Inc.[2]	1,030,000	27,820
ValueVision Media, Inc., Class A2,3	2,400,000	27,816
P.F. Chang’s China Bistro, Inc.[2]	800,000	27,768
Valassis Communications, Inc.[2]	1,500,000	26,475
Halfords Group PLC[1]	4,200,000	26,340
Modern Times Group MTG AB, Class B1,2	500,000	25,919
ServiceMaster Co.	2,300,000	25,783
Children’s Place Retail Stores, Inc.[2]	400,000	25,612
CTC Media, Inc.[2]	1,132,600	25,257
Lifestyle International Holdings Ltd.[1]	12,640,000	24,981
GEOX SpA[1]	1,981,750	24,683
Trigano SA1	544,250	24,526
GMARKET INC. (ADR)[2]	1,662,000	24,182
Stockmann OYJ ABP, Class B1	565,000	23,750
OSIM International Ltd.[1]	19,980,000	23,682
XM Satellite Radio Holdings Inc., Class A2	1,800,000	23,202
CKE Restaurants, Inc.	1,384,179	23,143
Alma Media Corp.[1]	2,368,478	22,810
Submarino SA, ordinary nominative	1,151,700	22,532
Valentino Fashion Group SpA[1]	635,000	21,787
Nien Made Enterprise Co., Ltd.[1,3]	26,156,000	21,428
Progressive Gaming International Corp.[2,3]	2,600,000	21,320
Nobia AB1	627,000	20,987
PETsMART, Inc.	750,000	20,813
Nishimatsuya Chain Co., Ltd.[1]	1,092,000	20,579
RNB Retail and Brands AB1	2,655,000	20,484
Williams-Sonoma, Inc.	626,400	20,289
Handsome Co. Ltd.[1]	1,290,000	20,272
Photo-Me International PLC[1]	10,000,000	19,821
Rossi Residencial SA, ordinary nominative	1,755,500	18,950
La-Z-Boy Inc.	1,300,000	18,148
Banyan Tree Holdings Ltd.[1,2]	33,769,000	18,076
Bright Horizons Family Solutions, Inc.[2]	425,000	17,735
Nitori Co., Ltd.[1]	351,000	15,959
Hemtex AB1	1,175,000	15,778
Zumiez Inc.[2]	570,000	15,390
JJB Sports PLC[1]	4,390,500	15,351
Denny’s Corp.[2]	4,500,000	15,345
Crocs, Inc.[2]	450,000	15,278
YBM Sisa.com Inc.[1,3]	624,449	15,215
Carpetright PLC[1]	692,213	14,945
BEC World PCL[1]	31,500,000	14,258
Impact 21 Co., Ltd.[1]	797,400	14,170
SA D’Ieteren NV1	40,681	13,560
Pumpkin Patch Ltd.[1]	4,970,107	13,157
O’Charley’s Inc.[2]	650,000	12,331
Next Media Ltd.[1]	22,100,000	12,046
Urban Outfitters, Inc.[2]	675,000	11,941
Levitt Corp., Class A3	1,000,000	11,760
TAKKT AG1	801,778	11,599
Prime Success International Group Ltd.[1]	15,200,000	10,651
Bilia AB, Class A1	785,000	10,459
Restoration Hardware, Inc.[2]	1,200,000	10,404
Largan Precision Co., Ltd.[1]	498,750	10,247
Monro Muffler Brake, Inc.	290,000	9,863
Sharper Image Corp.[2,3]	950,000	9,785
Haseko Corp.[1,2]	2,830,000	9,728
Tractor Supply Co.[2]	197,962	9,554
Chipotle Mexican Grill, Inc., Class A2	175,000	8,692
Orient-Express Hotels Ltd., Class A	199,500	7,457
Formosa International Hotels Corp.[1]	2,716,000	7,366
ElringKlinger AG1	135,000	6,939
Nokian Renkaat Oyj[1]	370,000	6,652
Rinnai Corp.[1]	230,000	6,602
Fontainebleau Resorts, LLC, Class A, units[1,2,4]	650,000	6,500
Gafisa SA, ordinary nominative[2]	500,000	6,456
NutriSystem, Inc.[2]	100,000	6,229
Palm Harbor Homes, Inc.[2]	374,906	5,609
Gaming VC Holdings SA1,3	2,023,800	5,339
Sanctuary Group PLC[1,2,3]	14,412,733	5,048
Parkson Retail Group Ltd.[1]	1,240,000	4,581
Zhejiang Glass Co. Ltd., Class H1,2	11,499,400	2,450
Nien Hsing Textile Co., Ltd.[1]	3,000,000	1,532
Premier Image Technology Corp.[1]	88,650	156
Hi-Lex Corp.[1]	3,200	44
		3,566,511

INDUSTRIALS — 13.63%
Samsung Engineering Co., Ltd.[1,3]	2,587,640	124,070
Corrections Corporation of America[2]	2,825,000	122,181
Container Corp. of India Ltd.[1]	2,891,794	106,223
Downer EDI Ltd.[1,3]	18,641,198	83,246
ALL - América Latina Logística, units	10,015,650	77,918
GS Engineering & Construction Co. Ltd.[1]	1,072,127	75,297
Buhrmann NV1	4,953,600	74,520
LS Industrial Systems Co., Ltd.[1,3]	1,950,000	71,614
JetBlue Airways Corp.[2]	7,654,023	70,953
Silitech Technology Corp.[1,3]	10,515,798	56,596
SEEK Ltd.[1,3]	14,768,997	55,711
MSC Industrial Direct Co., Inc., Class A	1,350,000	54,999
Hyundai Mipo Dockyard Co., Ltd.[1]	409,370	50,985
Murray & Roberts Holdings Ltd.[1]	12,115,000	50,038
Actuant Corp., Class A	975,000	48,847
Michael Page International PLC[1]	6,416,190	46,156
Acuity Brands, Inc.	969,500	44,015
United Stationers Inc.[2]	912,200	42,426
ChoicePoint Inc.[2]	1,150,000	41,170
Minebea Co., Ltd.[1]	7,470,000	41,017
Daelim Industrial Co., Ltd.[1]	588,640	40,051
Grupo Aeroportuario del Pacífico, SA de CV, Class B (ADR)	1,034,300	35,166
K&F Industries Holdings, Inc.[2]	1,800,000	33,804
Copa Holdings, SA, Class A	950,000	32,613
Mine Safety Appliances Co.	875,500	31,203
Hong Kong Aircraft Engineering Co. Ltd.[1]	2,052,000	29,155
Seco Tools AB, Class B1	2,225,000	26,592
Sydney Roads Group, units[1,2]	31,894,374	26,368
Uponor Oyj[1]	960,100	26,004
Wilh. Wilhelmsen ASA, Class A1	799,600	25,271
Tetra Tech, Inc.[2]	1,440,500	25,094
Ballast Nedam NV1,3	628,753	24,464
Federal Signal Corp.	1,596,100	24,341
G&K Services, Inc., Class A	650,000	23,679
Hyundai Engineering & Construction Co., Ltd.[1,2]	420,000	22,528
Österreichische Post AG1,2	587,014	22,363
Kelly Services, Inc., Class A	800,000	21,928
STX Shipbuilding Co., Ltd.[1]	1,632,630	21,822
Lupatech SA, ordinary nominative[2]	2,054,900	21,615
Aditya Birla Nuvo[1]	1,059,100	20,066
Oslo Børs Holding ASA[1]	228,778	20,006
Chart Industries, Inc.[2,3]	1,613,500	19,862
Bradken Ltd.[1]	4,389,221	19,629
Kyeryong Construction Industrial Co., Ltd.[1,3]	493,190	19,518
EnerSys[2]	1,200,000	19,248
Emeco Holdings Ltd.[1,2]	14,010,000	19,096
Nexans SA1	215,000	18,657
Trakya Cam Sanayii AS1	6,873,293	17,571
Max India Ltd.[1,2]	999,986	17,506
Spirax-Sarco Engineering PLC[1]	930,000	16,012
Singapore Post Private Ltd.[1]	24,975,000	15,902
Northgate PLC[1]	830,000	15,754
Michaniki SA1,3	3,935,000	15,120
Fu Sheng Industrial Co., Ltd.[1]	16,025,920	14,995
Halla Engineering & Construction Corp.[1,3]	626,000	14,618
Aboitiz Equity Ventures[1]	134,250,000	13,947
Pentair, Inc.	500,000	13,095
Geberit AG1	10,550	12,872
Taiwan Secom Co., Ltd.[1]	7,766,900	12,854
TransDigm Group Inc.[2]	525,000	12,821
OSG CORP.[1]	891,000	12,721
Herman Miller, Inc.	370,000	12,658
CoStar Group, Inc.[2]	300,000	12,396
Chen Hsong Holdings Ltd.[1]	22,396,000	12,274
Toll Holdings Ltd.[1]	1,032,183	11,833
Dongfang Electrical Machinery Co. Ltd., Class H1	6,800,000	11,801
Goodpack Ltd.[1,2]	10,448,000	11,310
Shenzhen Expressway Co., Ltd., Class H1	19,422,000	10,811
Latécoère SA1	323,626	10,789
Permasteelisa SpA[1]	615,000	10,596
Rollins, Inc.	500,000	10,555
SembCorp Marine Ltd.[1]	4,959,000	10,441
Intertek Group PLC[1]	700,000	10,206
104 Corp.[1]	1,518,000	9,888
Stork NV1	184,800	9,344
Samsung Techwin Co., Ltd.[1]	220,710	9,024
Hi-P International Ltd.[1]	16,886,000	8,850
Hyunjin Materials Co., Ltd.[1,2]	500,500	8,731
Italian-Thai Development PCL[1]	57,220,000	8,574
Harbin Power Equipment Co. Ltd., Class H1	10,500,000	8,489
Prosegur Compañía de Seguridad, SA1	282,000	8,464
Anhui Expressway Co. Ltd., Class H1	12,000,000	8,458
Curtiss-Wright Corp.	268,600	8,152
ElkCorp	300,000	8,145
Royal Boskalis Westminster NV1	124,600	8,093
Aker American Shipping ASA[1,2]	544,600	8,006
Krones AG1	55,000	7,264
Techem AG1	145,600	7,055
NEPES Corp.[1,2]	701,634	6,772
Steelcase Inc., Class A	419,000	6,574
Korea Electric Terminal Co., Ltd.[1]	350,000	5,570
Nissei Industries, Ltd.[1]	462,500	4,972
Ansaldo STS SpA[1,2]	390,000	4,130
Lincoln Electric Holdings, Inc.	75,500	4,111
Sino-Thai Engineering and Construction PCL[1]	30,400,000	3,922
Noritz Corp.[1]	130,000	2,266
LTG Technologies PLC[1,2,3]	17,785,714	1,997
Moatech Co., Ltd.[1]	292,600	1,400
ZOOTS[1,2,3,4]	25,173	234
		2,518,068

HEALTH CARE — 12.51%
Beckman Coulter, Inc.	2,300,000	132,388
Medicis Pharmaceutical Corp., Class A3	3,695,000	119,533
Kyphon Inc.[2,3]	3,145,600	117,708
Advanced Medical Optics, Inc.[2]	2,735,000	108,169
Integra LifeSciences Holdings Corp.[2,3]	2,189,500	82,062
Myogen, Inc.[2,3]	2,315,000	81,210
FoxHollow Technologies, Inc.[2,3]	1,994,900	68,206
ArthroCare Corp.[2,3]	1,431,700	67,089
Wright Medical Group, Inc.[2,3]	2,742,800	66,513
Alfresa Holdings Corp.[1]	929,300	59,029
Sirona Dental Systems, Inc.[2]	1,550,000	51,042
IDEXX Laboratories, Inc.[2]	520,000	47,393
STERIS Corp.	1,750,000	42,105
Viasys Healthcare Inc.[2]	1,494,000	40,697
Valeant Pharmaceuticals International	2,050,000	40,549
Greatbatch, Inc.[2,3]	1,744,400	39,458
Hikma Pharmaceuticals PLC[1]	5,069,153	39,232
Nobel Biocare Holding AG1	156,000	38,429
Apria Healthcare Group Inc.[2]	1,875,000	37,013
NuVasive, Inc.[2,3]	1,709,000	34,368
Grifols, SA1,2	3,387,600	34,368
Fisher & Paykel Healthcare Corp. Ltd.[1]	12,600,000	34,159
Apollo Hospitals Enterprise Ltd.[1,3]	3,275,000	33,987
Vital Signs, Inc.	580,000	32,834
Rhön-Klinikum AG1	705,200	31,644
Hologic, Inc.[2]	708,034	30,814
Sigma Pharmaceuticals Ltd.[1]	15,680,000	30,478
Volcano Corp.[2,3]	2,303,900	26,472
Nuvelo, Inc.[2]	1,424,915	25,990
Nakanishi Inc.[1]	196,500	25,905
PSS World Medical, Inc.[2]	1,275,000	25,487
Haemonetics Corp.[2]	539,600	25,253
Cochlear Ltd.[1]	637,000	25,152
DCA Group Ltd.[1]	9,800,000	25,041
BioMarin Pharmaceutical Inc.[2]	1,725,901	24,560
ResMed Inc[2]	452,000	18,193
ResMed Inc (Australia)[1,2]	1,500,000	6,034
LifePoint Hospitals, Inc.[2]	550,000	19,426
ICOS Corp.[2]	750,000	18,795
United Therapeutics Corp.[2]	350,000	18,389
Diagnósticos da América SA2	950,000	17,930
Nabi Biopharmaceuticals[2,3]	3,050,000	17,629
Hythiam, Inc.[2,3]	2,425,000	17,509
Varian, Inc.[2]	375,000	17,201
Toho Pharmaceutical Co., Ltd.[1]	962,000	17,162
Alexion Pharmaceuticals, Inc.[2]	500,000	16,990
Genmab A/S1,2	400,000	16,639
Vertex Pharmaceuticals Inc.[2]	471,300	15,859
Senomyx, Inc.[2]	1,024,400	15,745
Par Pharmaceutical Companies, Inc.[2]	850,000	15,504
Invacare Corp.	635,000	14,935
Adams Respiratory Therapeutics, Inc.[2]	397,600	14,548
Nektar Therapeutics[2]	1,000,000	14,410
Selcuk Ecza Deposu Ticaret ve Sanayi AS, Class B1,2	4,454,500	14,247
Theravance, Inc.[2]	500,000	13,520
I-Flow Corp.[2]	1,100,000	13,222
Eclipsys Corp.[2]	725,000	12,985
American Medical Systems Holdings, Inc.[2]	700,000	12,901
Psychiatric Solutions, Inc.[2]	333,500	11,369
Labopharm Inc.[2]	2,000,000	11,340
Triad Hospitals, Inc.[2]	250,000	11,008
Cubist Pharmaceuticals, Inc.[2]	500,000	10,870
Tecan Group Ltd., Männedorf[1]	215,586	10,770
Keryx Biopharmaceuticals, Inc.[2]	900,000	10,647
Vical Inc.[2,3]	2,075,279	10,480
MGI PHARMA, Inc.[2]	600,000	10,326
Tong Ren Tang Technologies Co., Ltd., Class H1	5,824,000	10,056
Idenix Pharmaceuticals, Inc.[2]	1,000,000	9,700
QIAGEN NV1,2	611,558	9,588
Recordati SpA[1]	1,300,000	9,094
Amplifon SpA[1]	1,075,980	8,489
ZymoGenetics, Inc.[2]	500,000	8,435
Penwest Pharmaceuticals Co.[2]	500,000	8,325
Adeza Biomedical Corp.[2]	481,000	7,893
American Healthways, Inc.[2]	175,000	7,805
Noven Pharmaceuticals, Inc.[2]	305,657	7,372
Immucor, Inc.[2]	300,000	6,723
Gentium SpA (ADR)[2,4]	450,000	6,368
Human Genome Sciences, Inc.[2]	500,000	5,770
Cytokinetics, Inc.[2]	676,500	4,350
BioCryst Pharmaceuticals, Inc.[2]	209,554	2,613
KRKA, d.d., Novo mesto[1]	2,782	2,572
Discovery Laboratories, Inc.[2]	1,200,000	2,556
Vision-Sciences, Inc.[2,3]	1,884,500	2,431
Allied Medical Ltd.[1,2]	147,030	12
		2,311,072

INFORMATION TECHNOLOGY — 12.22%
Kingboard Chemical Holdings Ltd.[1,3]	45,946,000	$165,405
CNET Networks, Inc.[2,3]	10,655,000	102,075
NHN Corp.[1,2]	735,330	77,505
Semtech Corp.[2,3]	5,900,000	75,284
ValueClick, Inc.[2]	3,800,000	70,452
PMC-Sierra, Inc.[2,3]	11,500,000	68,310
Tripod Technology Corp.[1,3]	21,391,920	65,432
MKS Instruments, Inc.[2,3]	2,849,944	57,882
TIBCO Software Inc.[2]	5,862,500	52,645
Fairchild Semiconductor International, Inc.[2]	2,665,000	49,836
Venture Corp. Ltd.[1]	5,969,600	47,254
Mentor Graphics Corp.[2]	3,000,000	42,240
Knot, Inc.[2,3]	1,200,000	26,556
Knot, Inc.[2,3,4]	670,000	14,827
Rogers Corp.[2]	600,000	37,050
Varian Semiconductor Equipment Associates, Inc.[2]	1,000,000	36,700
National Instruments Corp.	1,337,500	36,567
Cypress Semiconductor Corp.[2]	2,000,000	35,540
NCsoft Corp.[1,2]	577,000	35,482
Gartner, Inc.[2]	1,925,000	33,861
GES International[1,3]	42,700,000	33,112
Novell, Inc.[2]	5,394,100	33,012
Vishay Intertechnology, Inc.[2]	2,350,000	32,994
Littelfuse, Inc.[2]	950,000	32,965
Marchex, Inc., Class B2,3	2,125,000	32,598
Veeco Instruments, Inc.[2,3]	1,598,523	32,210
Diebold, Inc.	725,700	31,590
Baycorp Advantage Ltd.[1,3]	13,885,000	31,442
ProMOS Technologies Inc.[1,2]	80,006,000	31,365
Spansion Inc., Class A2	1,870,400	31,180
Unimicron Technology Corp.[1]	25,250,450	31,136
Hana Microelectronics PCL[1]	40,425,000	29,795
Intersil Corp., Class A	1,107,105	27,179
Manhattan Associates, Inc.[2]	1,125,000	27,158
MacDonald, Dettwiler and Associates Ltd.[2]	700,000	23,615
Chicony Electronics Co., Ltd.[1]	19,498,185	22,651
O2Micro International Ltd. (ADR)[2,3]	3,055,000	21,110
Orbotech Ltd.[2]	887,000	21,022
Sanken Electric Co., Ltd.[1]	1,625,000	20,959
Power Integrations, Inc.[2]	1,050,000	20,580
Cymer, Inc.[2]	460,000	20,199
ASM Pacific Technology Ltd.[1]	3,840,000	20,156
Internet Capital Group, Inc.[2,3]	2,100,000	19,845
Ichia Technologies, Inc.[1,2,3]	16,995,177	18,693
SFA Engineering Corp.[1,3]	553,700	17,979
Integrated Device Technology, Inc.[2]	1,042,000	16,735
Echelon Corp.[2,3]	2,000,000	16,440
NAVTEQ Corp.[2]	619,500	16,175
Chartered Semiconductor Manufacturing Ltd[1,2]	20,000,000	14,987
Vaisala Oyj, Class A1	423,295	14,769
Verifone Holdings, Inc.[2]	500,000	14,275
Spark Networks PLC (GDR)[1,2,3]	1,300,000	7,419
Spark Networks PLC (ADR)[2,3]	1,103,000	6,618
Winbond Electronics Corp.[1,2]	45,000,000	13,505
Career Technology (MFG.) Co., Ltd.[1,3]	14,957,559	13,109
Wintek Corp.[1]	13,917,273	12,589
Unisteel Technology Ltd.[1]	9,655,000	12,458
Techwell, Inc.[2]	825,000	12,359
McAfee, Inc.[2]	500,000	12,230
Simmtech Co., Ltd.[1]	1,020,000	11,472
Rotork PLC[1]	797,581	11,472
SupportSoft, Inc.[2,3]	2,554,400	11,163
PDF Solutions, Inc.[2]	994,400	10,899
SkillSoft PLC (ADR)[2]	1,696,800	10,843
Plantynet Co., Ltd.[1,3]	537,600	10,777
Toshiba Ceramics Co., Ltd.[1]	2,181,000	10,773
Reunert Ltd.[1]	1,215,000	10,676
Moser Baer India Ltd.[1]	2,350,000	10,664
Net 1 UEPS Technologies, Inc.[2]	425,000	9,716
Cogent, Inc.[2]	700,000	9,611
Brooks Automation, Inc.[2]	725,000	9,461
Symyx Technologies, Inc.[2]	445,000	9,430
TTM Technologies, Inc.[2]	800,000	9,360
Plantronics, Inc.	515,000	9,028
Kakaku.com, Inc.[1]	2,740	8,885
Phoenix PDE Co., Ltd.[1,3]	1,500,000	8,641
InfoSpace.com, Inc.[2]	450,000	8,298
Himax Technologies, Inc. (ADR)[2]	1,452,200	8,292
AAC Acoustic Technologies Holdings Inc.[1,2]	6,920,000	7,992
Mtekvision Co., Ltd.[1]	319,710	7,787
Billing Services Group PLC[1,2,3]	16,548,800	7,533
i2 Technologies, Inc.[2]	402,100	7,531
Siliconware Precision Industries Co., Ltd.[1]	6,083,759	7,246
Intevac, Inc.[2]	400,000	6,720
Kontron AG1	500,000	6,199
KEC Corp.[1,3]	3,926,550	5,749
Taiflex Scientific Co., Ltd.[1,2]	4,267,750	5,679
Interflex Co., Ltd.[1,3]	799,000	4,966
DK UIL Co., Ltd.[1]	564,600	4,064
Sunplus Technology Co., Ltd.[1]	4,105,861	3,925
Radiant Op-to Electronics Corp.[1]	2,448,250	3,474
Jahwa Electronics Co., Ltd.[1]	419,130	3,164
Min Aik Technology Co., Ltd.[1]	2,360,000	2,623
KEC Holdings Co. Ltd.[1,3]	1,308,849	1,916
Avid Technology, Inc.[2]	33,400	1,216
Infoteria Corp.[1,2,3,4]	2,577	873
Pixelfusion PLC[1,2,4]	2,300,000	176
Orbiscom Ltd.[1,2,4]	3,905,874	59
MMC AS1,2,4	4,150,000	6
		2,257,475

FINANCIALS — 9.96%
Daegu Bank, Ltd.[1,3]	10,399,890	173,750
Pusan Bank[1,3]	11,477,500	142,406
MCB Bank Ltd.[1]	19,560,080	82,443
Greek Postal Savings Bank SA1,2	3,672,400	73,796
HDFC Bank Ltd.[1]	3,656,500	73,607
Indiabulls Financial Services Ltd.[1]	8,069,292	72,452
Housing Development Finance Corp. Ltd.[1]	2,059,346	68,958
Sumitomo Real Estate Sales Co., Ltd.[1]	700,000	59,761
IndyMac Bancorp, Inc.	1,299,200	53,475
National Bank of Pakistan[1]	11,684,400	48,910
ORCO PROPERTY GROUP SA1	346,107	43,077
VastNed Retail NV1	512,000	42,034
Centennial Bank Holdings, Inc.[2,3,4]	2,700,000	26,136
Centennial Bank Holdings, Inc.[2,3]	1,515,000	14,665
Kotak Mahindra Bank Ltd.[1]	5,493,262	40,000
Ascendas Real Estate Investment Trust[1]	28,187,550	38,205
Thanachart Capital PCL[1,3]	86,650,000	34,263
Topdanmark A/S1,2	235,700	32,514
Cathay Real Estate Development Co. Ltd.[1,2]	51,250,000	31,995
Central Pattana PCL[1]	56,461,000	28,797
Saxon Capital, Inc.	2,000,000	28,080
Interhyp AG1,2	298,903	27,068
Umpqua Holdings Corp.	924,700	26,446
Northwest Bancorp, Inc.	955,000	24,352
China Banking Corp.[1]	1,713,750	23,453
Globe Trade Center SA1,2	2,350,000	22,453
Banco de Oro Universal Bank[1,2]	28,000,000	22,425
Wintrust Financial Corp.	440,000	22,066
Crescent Real Estate Equities Co.	1,000,000	21,810
Mizrahi Tefahot Bank Ltd.[1]	3,150,000	19,335
Kiatnakin Finance PCL[1]	24,270,900	19,063
Sparebanken Rogaland[1]	658,145	18,660
Fulton Financial Corp.	1,115,686	18,063
Banco Nossa Caixa SA, ordinary nominative	874,000	17,433
Hung Poo Real Estate Development Corp.[1,3]	16,367,000	17,430
Allgreen Properties Ltd.[1]	17,145,000	17,130
Wing Tai Holdings Ltd.[1]	14,000,000	16,678
Federal Agricultural Mortgage Corp., Class C	630,000	16,676
Alabama National BanCorporation	240,000	16,380
Montpelier Re Holdings Ltd.	844,200	16,369
Banner Corp.	398,110	16,338
Kensington Group PLC[1]	994,000	15,382
Dah Sing Financial Holdings Ltd.[1]	1,700,000	15,306
Hong Kong Exchanges and Clearing Ltd.[1]	1,857,000	13,546
Banco Macro Bansud SA, Class B (ADR)	588,800	12,600
South Financial Group, Inc.	465,000	12,104
City National Corp.	180,000	12,071
Siam City Bank PCL[1]	22,335,822	11,807
Vineyard National Bancorp	450,000	11,682
Capital Lease Funding, Inc.	1,041,700	11,552
First Regional Bancorp[2,4]	315,000	10,732
UTI Bank Ltd.[1]	1,188,383	9,843
CapitaCommercial Trust Management Ltd.[1]	6,634,000	9,229
Amata Corp. PCL[1]	26,800,000	9,027
AmericanWest Bancorporation	410,000	8,713
SinoPac Financial Holdings Co. Ltd.[1]	17,671,000	8,433
Sterling Bancshares, Inc.	400,000	8,100
Eurobancshares, Inc.[2]	853,000	8,078
First Niagara Financial Group, Inc.	550,000	8,019
Sparebanken Midt-Norge[1]	650,000	7,753
TICON Property Fund[1,3]	24,700,000	6,249
Public Financial Holdings Ltd.[1]	7,937,000	6,112
Catena AB1,2	392,500	5,065
Nasdaq Stock Market, Inc[2]	142,300	4,303
Desert Community Bank	200,500	3,627
Echo Investment SA1,2	60,000	1,313
		1,839,598

MATERIALS — 5.97%
Yamana Gold Inc.	8,915,000	82,170
Taiwan Fertilizer Co., Ltd.[1]	45,041,000	73,159
Dongkuk Steel Mill Co., Ltd.[1]	3,355,000	63,516
Fortescue Metals Group Ltd.[1,2]	9,479,902	58,905
Cleveland-Cliffs Inc.	1,500,000	57,165
Peter Hambro Mining PLC[1,2]	1,690,000	38,050
Taiwan Cement Corp.[1]	49,164,209	36,904
Sino-Forest Corp.[2,3]	9,422,800	36,005
Nikanor PLC[1,2]	3,225,836	34,549
James Hardie Industries Ltd.[1]	5,841,446	32,554
Bema Gold Corp.[2]	7,025,000	30,929
AptarGroup, Inc.	600,000	30,528
Asian Paints Ltd.[1]	2,062,500	30,409
Hyundai Steel Co.[1]	845,000	29,533
Fuji Seal International, Inc.[1]	1,070,000	28,121
Hecla Mining Co.[2]	4,740,800	27,212
Kenmare Resources PLC[1,2,3]	39,316,000	27,011
Central African Mining & Exploration Co. PLC[1,2]	29,546,569	26,011
Silver Wheaton Corp.[2]	2,505,000	23,514
PT Indocement Tunggal Prakarsa[1]	37,750,000	20,188
Hindalco Industries Ltd.[1]	5,000,000	18,724
Associated Cement Companies Ltd.[1]	830,000	17,998
Apex Silver Mines Ltd.[2]	998,000	16,627
Galaxy Entertainment Group Ltd.[1,2]	19,016,000	16,594
Mineral Deposits Ltd.[1,2,3]	16,220,000	16,040
Owens-Illinois, Inc.[2]	1,000,000	15,420
Minara Resources Ltd.[1]	5,073,334	15,379
Northern Orion Resources Inc.[2,4]	2,800,000	11,025
Northern Orion Resources Inc.[2]	1,100,000	4,331
Banro Corp.[2,4]	1,750,000	15,268
PT Semen Gresik[1]	5,000,000	14,742
Abitibi-Consolidated Inc.	5,775,300	14,265
S&B Industrial Minerals SA1	1,344,000	14,190
Eldorado Gold Corp.[2]	3,000,000	13,020
Cementerie del Tirreno S.p.A.[1]	1,600,000	12,330
Hanwha Chemical Corp.[1]	1,135,000	12,157
Hung Hing Printing Group Ltd.[1]	17,199,000	9,265
Eastern Platinum Ltd.[2]	4,561,700	4,858
Eastern Platinum Ltd.[2,4]	3,500,000	3,727
Ballarat Goldfields NL1,2,3	53,355,000	6,787
Ballarat Goldfields NL1,2,3,4	10,250,000	1,304
Valspar Corp.	300,000	7,980
Anhui Conch Cement Co. Ltd., Class H1	3,950,000	7,817
Aricom PLC[1,2]	9,443,505	7,546
Golden Star Resources Ltd.[2]	2,700,000	7,297
European Minerals Corp. (United Kingdom)[1,2]	6,880,000	4,405
European Minerals Corp.[2]	3,300,000	2,303
Hanil Cement Co., Ltd.[1]	82,500	6,134
Energem Resources Inc.[2,3]	8,002,500	6,087
Oriel Resources PLC[1,2,4]	5,000,000	4,068
Mwana Africa PLC[1,2,4]	5,980,000	3,750
Avocet Mining PLC[1,2]	1,250,000	2,387
Ivanhoe Mines Ltd.[2]	282,700	1,763
Thistle Mining Inc.[1,2]	30,000	11
Thistle Mining Inc. (United Kingdom)[1,2]	22,625	8
		1,102,040

ENERGY — 5.94%
OPTI Canada Inc.[2,3]	10,409,600	166,740
OPTI Canada Inc.[2,3,4]	420,000	6,728
Quicksilver Resources Inc.[2,3]	4,999,150	159,473
Delta Petroleum Corp.[2,3]	2,829,000	63,709
Denbury Resources Inc.[2]	1,995,200	57,661
Oilexco Inc.[2]	6,808,600	39,359
Oilexco Inc. (United Kingdom)[1,2,4]	2,900,000	16,708
CARBO Ceramics Inc.[3]	1,473,240	53,081
First Calgary Petroleums Ltd. (United Kingdom)[1,2]	4,800,000	31,492
First Calgary Petroleums Ltd.[2]	3,146,000	19,791
UrAsia Energy Ltd.[2]	22,000,000	50,595
BA Energy Inc.[1,2,3,4]	5,661,692	48,131
Aventine Renewable Energy, Inc.[2,3]	2,200,000	47,058
Bill Barrett Corp.[2]	1,893,500	46,504
WorleyParsons Ltd.[1]	3,677,497	46,203
Warren Resources, Inc.[2,3]	3,255,000	39,646
Synenco Energy Inc., Class A2,3	1,815,000	24,541
Synenco Energy Inc., Class A2,3,4	1,100,000	14,873
Expro International Group PLC[1]	2,500,000	31,139
Southwestern Energy Co.[2]	905,600	27,050
Regal Petroleum PLC[1,2,3]	7,817,000	22,561
FMC Technologies, Inc.[2]	350,000	18,795
Hydril Co.[2]	317,500	17,799
Centennial Coal Co. Ltd.[1]	5,850,000	16,038
China Oilfield Services Ltd., Class H1	20,363,300	10,949
Caspian Energy Inc. (United Kingdom)[1,2,3]	3,450,000	4,802
Caspian Energy Inc.[2,3,4]	2,000,000	2,685
Caspian Energy Inc.[2,3]	450,000	604
Bankers Petroleum Ltd.[2]	13,703,800	6,745
FirstAfrica Oil PLC[1,2,3]	172,338,000	5,969
		1,097,429

CONSUMER STAPLES — 2.34%
Lindt & Sprüngli AG, participation certificate[1]	19,166	43,198
Lindt & Sprüngli AG1	1,694	40,396
Coca-Cola Icecek AS, Class C1,2	7,623,603	37,780
Delta and Pine Land Co.	800,000	32,400
WD-40 Co.[3]	900,000	32,103
China Mengniu Dairy Co.[1]	17,251,000	28,916
IAWS Group PLC[1]	1,500,000	27,865
BJ’s Wholesale Club, Inc.[2]	948,000	27,663
AMOREPACIFIC Corp.[1,2]	50,264	23,317
Anadolu Efes Biracılık ve Malt Sanayii A S¸[1]	900,000	22,304
Fresh Del Monte Produce Inc.	1,100,000	19,129
Church & Dwight Co., Inc.	474,500	18,558
Universal Robina Corp.[1]	51,235,000	18,365
PGG Wrightson Ltd.[1,3]	16,195,000	17,565
Poslovni Sistem Mercator, d.d.[1]	63,333	13,920
Massmart Holdings Ltd.[1]	1,840,000	13,484
American Italian Pasta Co., Class A2	900,000	7,002
Crown Confectionery Co., Ltd.[1]	36,000	4,354
Cawachi Ltd.[1]	130,400	3,950
Winn-Dixie Stores, Inc.[2]	3,500,000	308
		432,577

TELECOMMUNICATION SERVICES — 2.03%
Time Warner Telecom Inc., Class A2	4,512,600	85,785
LG Telecom Ltd.[1,2]	6,370,000	74,754
Digi International Inc.[1]	19,308,700	65,436
TIM Participações SA, preferred nominative (ADR)	1,709,528	47,610
NeuStar, Inc., Class A2	900,040	24,976
Telemig Celular Participações SA, preferred nominative	5,185,172,400	9,547
Telemig Celular Participações SA, preferred nominative (ADR)	163,000	6,015
Vivo Participações SA, preferred nominative[2]	2,300,013	7,083
Vivo Participações SA, preferred nominative (ADR)[2]	2,127,270	6,637
Vivo Participações SA, ordinary nominative[2]	72,055	391
NTELOS Holdings Corp.[2]	1,003,575	12,816
GLOBE TELECOM, Inc.[1]	526,867	11,300
Partner Communications Co. Ltd.[1]	935,000	9,262
Partner Communications Co. Ltd. (ADR)	125,000	1,223
WiderThan Co., Ltd. (ADR)[2]	480,000	8,035
Unwired Group Ltd.[1,2]	12,400,000	3,234
		374,104

UTILITIES — 1.55%
Xinao Gas Holdings Ltd.[1,3]	56,438,000	57,860
CESC Ltd.[1,3]	5,829,000	39,006
AES Tietê SA, preferred nominative	1,150,000,000	30,439
Glow Energy PCL[1]	37,970,000	28,504
PT Perusahaan Gas Negara (Persero) Tbk[1]	20,450,000	26,808
Tata Power Co. Ltd.[1]	2,108,047	26,145
Northumbrian Water Group PLC[1]	3,425,000	17,788
Electricity Generating PCL[1]	3,535,400	7,608
Electricity Generating PCL, nonvoting depositary receipt[1]	3,000,100	6,391
Reliance Energy Ltd.[1]	1,284,500	13,571
First Gen Corp.[1]	13,500,000	13,202
Kot Addu Power Co., Ltd.[1]	13,700,000	10,134
Energen Corp.	200,000	8,374
		285,830

MISCELLANEOUS — 4.81%
Other common stocks in initial period of acquisition		887,879

Total common stocks (cost: $13,031,096,000)		16,672,583

Preferred stocks — 0.05%		Market value (000)

MISCELLANEOUS — 0.05%
Other common stocks in initial period of acquisition		$9,265

Total preferred stocks (cost: $8,833,000)		9,265

Warrants — 0.08%	Shares

MATERIALS — 0.06%
Northern Orion Resources Inc., warrants, expire 2008[2,4]	1,400,000	3,282
Kenmare Resources PLC, warrants, expire 2009[2,3]	5,775,000	2,402
Eastern Platinum Ltd., purchase warrants, expire 2008[1,2]	2,043,750	1,390
Eastern Platinum Ltd., purchase warrants, expire 2009[2,4]	1,750,000	470
European Minerals Corp., warrants, expire 2010[2]	3,440,000	1,170
European Minerals Corp., warrants, expire 2011[2]	1,650,000	642
Oriel Resources PLC, warrants, expire 2010[1,2,4]	2,500,000	795
Energem Resources Inc., warrants, expire 2008[1,2,3]	1,200,000	151
		10,302

INFORMATION TECHNOLOGY — 0.02%
Kingboard Chemical Holdings Ltd., warrants, expire 2006[2,3]	3,988,200	4,116

ENERGY — 0.00%
OPTI Canada Inc., warrants, expire 2008[1,2,3,4]	105,000	895
BA Energy Inc., warrants, expire 2006[1,2,3,4]	947,400	—
		895

HEALTH CARE — 0.00%
Gentium SpA (ADR), warrants, expire 2011[1,2,4]	90,000	322

Total warrants (cost: $568,000)		15,635

Convertible securities — 0.01%	Shares or principal amount

TELECOMMUNICATION SERVICES — 0.01%
Time Warner Telecom Inc. 2.375% convertible debentures 2026	$1,600,000	1,988
Multiplex, Inc., Series C, convertible preferred[1,2,4]	1,358,696	52
		2,040

INFORMATION TECHNOLOGY — 0.00%
Socratic Technologies, Inc., Series A, convertible preferred[1,2,4]	375,000	—

Total convertible securities (cost: $13,475,000)		2,040

	Principal amount	Market value
Bonds & notes — 0.10%	(000)	(000)

CONSUMER DISCRETIONARY — 0.06%
XM Satellite Radio Holdings Inc. 9.75% 2014[4]	$11,650	$11,242

CONSUMER STAPLES — 0.04%
Winn-Dixie Stores, Inc. 8.875% 2008[5]	11,925	6,600

Total bonds & notes (cost: $20,355,000)		17,842

Short-term securities — 9.37%

Amsterdam Funding Corp. 5.21%-5.27% due 10/11/2006-1/2/2007[4]	100,000	99,516
American Honda Finance Corp. 5.23%-5.26% due 10/5-12/8/2006	100,000	99,446
Danske Corp. 5.25%-5.255% due 10/27-12/8/2006[4]	100,000	99,324
Svenska Handelsbanken Inc. 5.22%-5.285% due 11/13-12/28/2006	100,000	99,138
Depfa Bank PLC 5.23%-5.37% due 10/10-12/19/2006[4]	90,000	89,604
Thunder Bay Funding, LLC 5.26%-5.28% due 10/5-10/16/2006[4]	60,571	60,462
Old Line Funding, LLC 5.26% due 10/16/2006[4]	22,300	22,248
Allied Irish Banks N.A. Inc. 5.25%-5.255% due 11/22-11/30/2006[4]	75,600	75,011
Westpac Banking Corp. 5.29%-5.345% due 10/24-11/14/2006[4]	46,300	46,017
Westpac Trust Securities NZ Ltd. 5.29% due 11/16/2006[4]	29,114	28,924
Toyota Motor Credit Corp. due 10/13-12/6/2006	75,000	74,602
Dexia Delaware LLC 5.24%-5.245% due 11/8-11/13/2006	75,000	74,572
Barclays U.S. Funding Corp. 5.235%-5.27% due 11/6-12/11/2006	75,000	74,487
Bank of Ireland 5.23%-5.26% due 10/23-12/18/2006[4]	75,000	74,395
BASF AG 5.22%-5.25% due 12/13/2006-1/19/2007[4]	75,000	74,056
Swedish Export Credit Corp. 5.22%-5.23% due 12/15-12/19/2006	72,400	71,592
Fannie Mae 5.21%-5.23% due 10/25-11/1/2006	53,700	53,501
UBS Finance (Delaware) LLC 5.25%-5.34% due 10/2-11/16/2006	51,400	51,072
ING (U.S.) Funding LLC 5.23%-5.33% due 10/10-10/26/2006	50,000	49,853
BNP Paribas Finance Inc. 5.24%-5.29% due 11/3-11/16/2006[6]	50,000	49,734
BMW U.S. Capital LLC 5.20%-5.23% due 11/1-11/17/2006[4]	50,000	49,710
HBOS Treasury Services PLC 5.23%-5.29% due 11/14-12/20/2006	50,000	49,551
Société Générale North America Inc. 5.23%--5.255% due 11/20/2006-1/19/2007	50,000	49,499
Citigroup Funding Inc. 5.31% due 10/12/2006	32,000	31,946
IXIS Commercial Paper Corp. 5.24% due 11/9/2006[4]	30,000	29,825
Park Avenue Receivables Co., LLC 5.30% due 10/4/2006[4]	25,000	24,985
Federal Home Loan Bank 5.145% due 12/1/2006	25,200	24,978
Export Development Canada 5.23% due 11/27/2006	25,000	24,793
Electricité de France 5.23% due 11/27/2006	25,000	24,793
CBA (Delaware) Finance Inc. 5.25% due 12/15/2006	25,000	24,731
Calyon North America Inc. 5.245% due 10/6/2006	20,600	20,582
ANZ (Delaware) Inc. 5.245% due 11/6/2006	7,500	7,460

Total short-term securities (cost: $1,730,121,000)		1,730,407

Total investment securities (cost: $14,804,448,000)		18,447,772
Other assets less liabilities		21,771

Net assets		$18,469,543

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. At September 30, 2006, 333 of the fund’s securities, including those in "Miscellaneous" (with aggregate value of $7,938,109,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
2 Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $985,313,000, which represented 5.33% of the net assets of the fund.
5 Scheduled interest and/or principal payment was not received.
6 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-935-1106-S6833
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of the SMALLCAP World Fund, Inc. (the “Fund”) as of September 30, 2006, and for the year then ended and have issued our report thereon dated November 8, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
Costa Mesa, California
November 8, 2006

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee on Governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee on Governance.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Gordon Crawford
Gordon Crawford, Vice Chairman and Principal Executive Officer

Date: December 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gordon Crawford
Gordon Crawford, Vice Chairman and Principal Executive Officer

Date: December 8, 2006

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: December 8, 2006